UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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MINIM, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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MINIM, INC.
848 Elm Street
Manchester, New Hampshire, 03101
Dear Stockholder:
You are cordially invited to attend the Virtual Annual Meeting of Stockholders of Minim, Inc. to be held on Wednesday, June 8, 2022. Due to the continuing public health impact of the coronavirus (COVID-19) pandemic, as well as to support the health and well-being of our stockholders and employees, our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Annual Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/MINM2022. The meeting will be held in virtual format only and will begin at 10:00 a.m. Eastern Time. After the short formal part of the meeting, there will be a business presentation and a question-and-answer period.
Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the accompanying Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote your shares electronically during the meeting.
The Board of Directors has fixed the close of business on April 11, 2022 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
I look forward to seeing those of you who will be able to participate in the Annual Meeting in its virtual format.
Very truly yours,

Graham Chynoweth
Chief Executive Officer

MINIM, INC.
848 Elm Street
Manchester, New Hampshire, 03101
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that the Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of Minim, Inc. (the “Company”) will be held on Wednesday, June 8, 2022 at 10:00 a.m. Eastern Time. The meeting will be held for the following purposes:
1.	To elect the eight nominees named in the accompanying Proxy Statement to serve as directors for the ensuing year until their respective successors are duly elected and qualified;
2.	To approve the Omnibus Incentive Compensation Plan;
3.	To approve the Non-Employee Directors Compensation Plan;
4.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022;
5.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote);
6.	To vote on a shareholder proposal regarding the right to call special meetings; and
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 11, 2022 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any continuation or adjournment thereof. We are using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. This allows us to mail our stockholders a notice instead of a paper copy of the Proxy Statement and our 2021 Annual Report on Form 10-K. The notice contains instructions on how our stockholders may access our Proxy Statement and Annual Report over the Internet and how our stockholders can receive a paper copy of our proxy materials, including the Proxy Statement, our 2021 Annual Report on Form 10-K and a proxy card. Stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they have previously requested delivery of proxy materials electronically. Employing this distribution process will help us to conserve natural resources and reduce the costs of printing and distributing our proxy materials. The Proxy Statement and form of proxy are being distributed and made available on or about May 2, 2022.
To attend the virtual meeting, vote, examine the stockholders list and ask questions, go to www.virtualshareholdermeeting.com/MINM2022. You will need the 16-digit confirmation number included on your proxy card or on the instructions that accompany your proxy materials. Because the Annual Meeting is virtual and being conducted over the Internet, stockholders will not be able to attend the Annual Meeting in person.
All stockholders are cordially invited to participate in the Virtual Annual Meeting. Whether or not you plan to participate in the Annual Meeting, you are urged to vote by proxy in accordance with the instructions included in the accompanying Proxy Statement. Any stockholder participating in the Annual Meeting may vote electronically during the meeting even if she or he has voted by proxy.
BY ORDER OF THE BOARD OF DIRECTORS

Graham Chynoweth
Chief Executive Officer
Manchester, New Hampshire

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on Wednesday, June 8, 2022: The Proxy Statement for the Annual Meeting and the Annual Report to
Stockholders for the year ended December 31, 2021 are available at www.proxyvote.com.

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS AVAILABLE IN THE ACCOMPANYING PROXY STATEMENT. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY PARTICIPATING IN AND VOTING AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY.

MINIM, INC.

PROXY STATEMENT FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING
General
The enclosed proxy is solicited on behalf of the Board of Directors of Minim, Inc., for use at the Virtual Annual Meeting of Stockholders to be held on Wednesday, June 8, 2022 at 10:00 a.m. Eastern Time (the “Annual Meeting”), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. Stockholders can participate in the Virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/MINM2022. In this proxy statement we refer to Minim, Inc., which does business under the name Minim, as “Minim,” the “Company,” “we,” or “us.”
At the Annual Meeting, the stockholders will be asked:
1.	To elect the eight nominees named in the accompanying Proxy Statement to serve as directors for the ensuing year until their respective successors are duly elected and qualified;
2.	To approve the Omnibus Incentive Compensation Plan;
3.	To approve the Non-Employee Directors Compensation Plan;
4.	To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022;
5.	To approve by a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote);
6.	To vote on a shareholder proposal regarding the right to call special meetings; and
7.	To transact such other business as may properly come before the meeting or any adjournment thereof.
This Proxy Statement and form of proxy were first provided to stockholders entitled to vote at the Annual Meeting on or about May 2, 2022, together with our 2021 Annual Report on Form 10-K.
Board’s Recommendation
Our Board of Directors recommends that you vote:
1.	“FOR” the election of the eight nominated directors;
2.	“FOR” the approval of the Minim, Inc. Omnibus Incentive Compensation Plan;
3.	“FOR” the approval of the Minim, Inc. Non-Employee Directors Compensation Plan;
4.	“FOR” the ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;
5.	“FOR” the approval of a non-binding advisory vote the compensation of the Company’s named executive officers (the “say-on-pay” vote); and
6.	“AGAINST” the shareholder proposal regarding the right to call special meetings.
Record Date, Stock Ownership and Voting
Only stockholders of record at the close of business on April 11, 2022, are entitled to receive notice of and to vote at the Annual Meeting. At the close of business on April 11, 2022, there were outstanding and entitled to vote 46,075,817 shares of common stock, par value $.01 per share (“Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock.
One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Annual Meeting in order to constitute the quorum necessary to take action at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers who comply with the voting instructions but who fail to vote on one or more proposals (“broker non-votes”) will be considered present at the Annual Meeting and will count toward the quorum but will be deemed not to have voted on such proposal.
What’s required to approve each item?
Proposal 1: Election of Directors. The eight nominees for the Board of Directors who receive the greatest number of votes cast by stockholders present in person or represented by proxy and entitled to vote thereon will be elected directors of Minim, Inc.
Proposal 2: Approval of Minim, Inc. Omnibus Incentive Compensation Plan. An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the Minim, Inc. Omnibus Incentive Compensation Plan. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
Proposal 3: Approval of Minim, Inc. Non-Employee Directors Compensation Plan. An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the Minim, Inc. Non-Employee Directors Compensation Plan. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
Proposal 5: Say-on-Pay Vote. An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve by a non-binding advisory vote the compensation of the Company’s named executive officers. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
Proposal 6: Special Shareholder Meetings. An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the shareholder proposal requesting an amendment to the Company’s Bylaws that will provide that one or more Minim stockholders beneficially holding, in the aggregate, ten percent (10%) or more of our outstanding common stock shall have the power to call a special stockholder meeting.
We do not intend to submit any other proposals to the stockholders at the Annual Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Annual Meeting. If any other business should properly come before the Annual Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.

How to Vote
BY THE INTERNET
•	Go to www.virtualshareholdermeeting.com/MINM2022. You may vote via the Internet during the meeting. Have the information that is available on the proxy card and follow the instructions.
BY TELEPHONE
•
Use any touch-tone telephone to dial 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL
•	To vote by written proxy, complete, sign and date your proxy card and return it promptly in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood NY 11717.
Revocability of Proxies
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation and sending such notice to Minim, Inc. at 848 Elm Street, Manchester, New Hampshire 03101, by duly executing a proxy bearing a later date, or by participating in the Annual Meeting and voting electronically.
Solicitation
All costs of this solicitation of proxies will be borne by Minim. Minim may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Minim. No additional compensation will be paid for any such services. Minim may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

ELECTION OF DIRECTORS
Minim, Inc.’s Board of Directors (the “Board of Directors”) is currently comprised of eight members. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the persons listed below for election as directors of Minim, all of whom have been nominated for re-election. All of the nominees for the Board of Directors have consented to be named in this proxy statement and to serve as a director, if elected.
•	David Aronoff
•	Dan Artusi
•	Graham Chynoweth
•	Philip Frank
•	Elizabeth Hitchcock
•	Jeremy Hitchcock
•	Joshua Horowitz
•	Sandra Howe
The Nominating and Corporate Governance Committee is committed to continuing to identify and recruit highly qualified director candidates with diverse experiences, perspectives, and backgrounds to join our Board. The table below provides certain information regarding the composition of our Board of Directors. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f) and related instructions.
Board Diversity Matrix (As of April 11, 2022)
Total Number of Directors	8
	Female	Male	Did not Disclose Gender
Directors	2	6	—
Demographic Information:
African American or Black	—	—	—
Alaskan Native or Native American	—	—	—
Asian	—	—	—
Hispanic or Latinx	—	1	—
Native Hawaiian or Pacific Islander	—	—	—
White	2	4	—
Two or More Races or Ethnicities	—	—	—
LGBTQ+	—	—	—
Did not Disclose Demographic Background	—	1	—
All nominees are currently directors of Minim. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named above. In the event that any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies will be voted for the nominee, if any, who will be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or unwilling to serve as a director. Each director elected will hold office until the next Annual Meeting or until her or his successor is duly elected or appointed and qualified, unless her or his office is earlier vacated in accordance with the Amended and Restated Certificate of Incorporation of Minim or she or he becomes disqualified to act as a director. The eight nominees who receive the greatest number of votes cast by stockholders present, in person or by proxy, and entitled to vote at the Annual Meeting, will be elected directors of Minim. If elected, each of the eight nominees will serve a one-year term expiring at the 2023 Annual Meeting of Stockholders.

Mr. and Ms. Hitchcock are being nominated for re-election to the Board of Directors as the designees of Zulu Holdings LLC (“Zulu”), of which Mr. and Ms. Hitchcock are the ultimate beneficial owners, pursuant to a provision of the agreement entered into by the Company in connection with a private placement of Company Common Stock that was completed in 2019. Except as otherwise disclosed in this Proxy Statement, the proposed nominees are not being nominated pursuant to any arrangement or understanding with any person or entity. Other than the spousal relationship between Mr. and Ms. Hitchcock, there are no family relationships between any of our directors or executive officers.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES SET FORTH ABOVE.

BOARD OF DIRECTORS AND MANAGEMENT
Information Regarding the Board of Directors
The Board of Directors consists of eight members. At each meeting of stockholders, directors are elected for a one-year term. The following table and biographical descriptions set forth information regarding the nominees and current members of the Board of Directors.
Name	Age	Principal Occupation	Director Since
David Aronoff(1),(2),(4)	58	General Partner of Flybridge Capital Partners, Board Member of Draper Laboratories, Aliro Quantum Technologies, BetterCloud, BitSight	2020
Dan Artusi(3)	67	Board member of MaxLinear, VislC-Tech, New Charter Technologies, FMC GmbH, and GenXComm	2020
Graham Chynoweth	43	Chief Executive Officer and Director of Minim, Inc.	2020
Philip Frank(1)	51	President, Chief Executive Officer, and Director of VUI, Inc.	2015
Elizabeth Hitchcock(4)	43	Principal at Orbit Group and Board member of Easterseals New Hampshire and St. Mary’s Bank	2020
Jeremy Hitchcock(4)	40	Chairman of the Board of Directors of Minim, Inc.	2020
Joshua Horowitz(1),(3)	44	Portfolio Manager at Palm Management (US) LLC	2020
Sandra Howe(2),(3)	49	Technology Executive, previously with ARRIS, Cisco, and Technetix, Board member of SQUAN	2020
(1)	Members of the Audit Committee as of December 31, 2021. Chair: Philip Frank.
(2)	Members of the Compensation Committee as of December 31, 2021. Chair: David Aronoff.
(3)	Members of the Nominating and Corporate Governance Committee as of December 31, 2021. Chair: Joshua Horowitz.
(4)	Members of the Cybersecurity and Privacy Committee as of December 31, 2021. Chair: Elizabeth Hitchcock.
David Aronoff has been a director of Minim since December 2020 and is a co-founder of Cadence Connectivity, Inc., the foundation of the software division at Minim. Mr. Aronoff is the Chairman of MCJ Collective. He now also serves as a director with Draper Laboratories, Aliro Quantum Technologies, BetterCloud, and BitSight. Since June 2005, Mr. Aronoff has served as a General Partner at Flybridge Capital Partners. Prior to that, from May 1996 to May 2005, Mr. Aronoff served as a General Partner at Greylock Partners. As part of his work as a venture capitalist, Mr. Aronoff has served as a member of the director for more than 25 technology companies. Mr. Aronoff earned an M.B.A. degree from the Harvard Business School, an M.S. degree in Computer Science from the University of Southern California, and a B.S. degree in Computer Science from the University of Vermont. Mr. Aronoff’s extensive experience as an investor and board member in the technology field qualifies him to serve on the Minim Board.
Dan Artusi has been a director of Minim since December 2020. Mr. Artusi also currently serves on the board of directors of MaxLinear, Inc. (NYSE:MXL) and on the board of privately-held technology companies GenXComm, Inc., VisIC-Tech, New Charter Technologies, and FMC GmbH, and on the Engineering Advisory Board of the Cockrell School of Engineering at the University of Texas at Austin. From 2015 to 2018, Mr. Artusi served as Vice President in the Client Computing Group and General Manager for the connected home division at Intel Corporation. Prior to Intel, Mr. Artusi served as Chief Executive Officer of Lantiq Deutschland GmbH, from 2012 until its acquisition by Intel in 2015. From 2009 to 2015, Mr. Artusi served as an operating executive with Golden Gate Capital. From 2007 to 2008, Mr. Artusi served as President and Chief Executive Officer and as a board member of Conexant Systems, Inc., and from 2005 to 2007, Mr. Artusi served as chairman and Chief Executive Officer of Coldwatt, Inc. From April 2005 to June 2005, Mr. Artusi was an individual investor. From January 2003 to April 2005, he served as the President of Silicon Laboratories Inc.; and from January 2004 to April 2005, he also served as the Chief Executive Officer and as a board member of Silicon Laboratories. From 2001 to 2004, he served as Chief Operating Officer of Silicon Laboratories. From 1977 until joining Silicon Laboratories, Mr. Artusi held various management and executive positions in the semiconductor business at Motorola Inc. Mr. Artusi studied electrical engineering at the Instituto Tecnologico de Buenos Aires (ITBA) in Argentina. Mr. Artusi’s experience as an executive and in relevant fields of technology qualifies him to serve on the Minim Board.
Graham Chynoweth has served as the Chief Executive Officer and a director of Minim since December 2020. Mr. Chynoweth served as the Chief Executive Officer of Cadence Connectivity, Inc., the foundation of the software division at Minim, from June 2019 until its merger with the Minim in December of 2020. Since May of2020, Mr. Chynoweth has served on the Board of New Hampshire Public Radio. Since January of 2020, Mr. Chynoweth has served as an officer in the United States Navy Reserves. Since January of 2017, Mr. Chynoweth has been a General Partner of Millworks Fund II. From January 2015 to June 2019, he served in senior executive roles at the Advanced Regenerative Manufacturing Institute and SilverTech. From October 2005 to December 2014, Mr. Chynoweth served in senior executive roles at Dyn (ACQ: Oracle, 2018). From 2014 to 2020, Mr. Chynoweth served as a director of Primary Bank (OTCPK: PRMY). Mr. Chynoweth holds a J.D. degree from Duke University School of Law, an M.A. degree in Public Policy from Duke University, and a B.A. degree in Political Science High Distinction from the University of California, Berkeley. Mr. Chynoweth’s service as Minim’s Chief Executive Officer and his experience as an entrepreneur, executive, and director qualify him to serve on the Minim Board.
Philip Frank has been a director of Minim since September 2015. Since September 2018, Mr. Frank has served as President, Chief Executive Officer and director of VUI, Inc. From August of 2016 until its sale to Charter Communications, Inc. in January 2018, Mr. Frank served as the President, Chief Executive Officer and director of AirSense Wireless. From September 2015 to July 2016, Mr. Frank served as Minim’s Chief Financial Officer. From February 2005 to December 2014, Mr. Frank served in various senior financial and development roles with the Nokia Corporation and Nokia Siemens Networks. Prior to his time at Nokia, Mr. Frank was an executive with AT&T Wireless Services and held roles at Diamond-Cluster International, Inc. and Accenture PLC. He holds a M.A. in Business Administration from the University of Michigan Ross School of Business and a BSc in Aerospace, Aeronautical and Astronautical Engineering from the University of Michigan College of Engineering. Mr. Frank’s experience as a senior financial and development executive qualifies him to serve on the Minim Board.
Elizabeth Hitchcock has been a director of Minim since December 2020 and is a co-founder of Cadence Connectivity, Inc., the foundation of the software division at Minim. Since 2021, Ms. Hitchcock has served as a board member of Easterseals New Hampshire. Since 2015, Ms. Hitchcock has served as a Trustee of St. Mary’s Credit Bank. Since 2017, Ms. Hitchcock has served as a General Partner of Millworks Fund II and as a principal at Orbit Group LLC. From July 2006 to November 2009, Ms. Hitchcock served at Dyn (ACQ: Oracle, 2018) as the Leader of Sales and Marketing. From October 2013 to September 2020, Ms. Hitchcock served as a Trustee of The Currier Museum of Art. Ms. Hitchcock holds a B.S. degree in Computer Science from Worcester Polytechnic Institute. Ms. Hitchcock and Mr. Hitchcock are related by marriage. Ms. Hitchcock’s experience as an entrepreneur, executive, and investor qualifies her to serve on our Board.
Jeremy Hitchcock has been a director of Minim since May 2019. Since February 2020, Mr. Hitchcock has served as Chairman of Minim’s Board. From May to December of 2020, he served as the Minim’s Principal Executive Officer. Mr. Hitchcock is a co-founder of Cadence Connectivity, Inc., the foundation of the software division at Minim. Since January 2020, Mr. Hitchcock has served as a partner at New North Ventures. Since 2017, Mr. Hitchcock has served as a principal at Orbit Group LLC. In 2001, Mr. Hitchcock co-founded Dyn (ACQ: Oracle, 2018). As CEO of Dyn, Mr. Hitchcock grew the company to 500 employees and raised $100 million of growth capital. Mr. Hitchcock holds a B.S. degree in Management Information Systems from Worcester Polytechnic Institute. Mr. Hitchcock and Ms. Hitchcock are related by marriage. Mr. Hitchcock’s experience as an entrepreneur, executive, and investor qualifies him to serve on the Minim Board.
Joshua Horowitz has been a director of Minim since May 2020. Since January 2012, he has served in senior roles as a portfolio manager and Managing Director at Palm Ventures LLC and now Palm Management (US) LLC. As part of his work with Palm entities, he has served as a director on many public company boards, including Limbach, Inc. (NASDAQ: LMB), 1347 Capital Corp (NASDAQ: TFSC), 1347 Property Insurance Holdings, Inc. (NASDAQ: PIH) and Birner Dental Management Services, Inc. (OTC: BDMS). Mr. Horowitz holds a B.S. in Management Magna Cum Laude from Binghamton University. Mr. Horowitz’s experience as an investor and public company board director qualifies him to serve on the Minim Board.
Sandra Howe has been a director of Minim since December 2020. Since March 2022, she has served as a director of SQUAN Holding Corporation, a portfolio company of RFE Investment Partners. From 2018 to 2020, Ms. Howe served as the EVP and President, Americas for Technetix. From 2009 to 2013, Ms. Howe served in senior executive roles at ARRIS (ACQ: CommScope). From 1999 to 2009, Ms. Howe served in business development leadership roles at Cisco. Since January 2019, Ms. Howe has served as a director of NCTA - The Internet &

Television Association. Since January 2010, she has served as a director and chair of the Women in Cable Telecommunications (WICT) Global Board. Ms. Howe received a B.S. degree from Pennsylvania State University. Ms. Howe’s experience as an executive and in the technology, telecommunications, and consumer products industries qualifies her to serve on the Minim Board.
Board of Directors’ Meetings, Structure and Committees
The Board of Directors held 29 regular and special meetings during the year ended December 31, 2021. Each director attended at least 75% of the meetings of the Board of Directors and each Committee on which she or he served. All of Minim’s directors are encouraged to attend Minim’s Annual Meeting of stockholders. There were three directors in attendance at the 2021 Annual Meeting. In 2021, the Audit Committee met 7 times; the Compensation Committee met 5 times; the Nominating and Corporate Governance Committee met 4 times and the Cybersecurity and Privacy Committee met 4 times.
Standing committees of the Board of Directors include an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Cybersecurity and Privacy Committee. As of April 11, 2022, the members of each Committee is as follows:
•	Audit Committee members were Mr. Aronoff, Mr. Frank, and Mr. Horowitz with Mr. Frank presiding as Chair;
•	Compensation Committee members were Mr. Aronoff and Ms. Howe with Mr. Aronoff presiding as Chair;
•	Nominating and Corporate Governance Committee members were Ms. Howe, Mr. Artusi, and Mr. Horowitz with Mr. Horowitz presiding as Chair; and
•	Cybersecurity and Privacy Committee members were Ms. Hitchcock, Mr. Aronoff, and Mr. Hitchcock with Ms. Hitchcock presiding as Chair.
The Board of Directors’ Role in Risk Oversight. The Board of Directors oversees our risk management process. This oversight is primarily accomplished through the Board of Directors’ committees and management’s reporting processes, including receiving regular reports from members of senior management on areas of material risk to the company, including operational, financial and strategic risks. The Audit Committee focuses on risks related to accounting, internal controls, and financial and tax reporting and related party transactions. The Audit Committee also assesses economic and business risks and monitors compliance with ethical standards. The Compensation Committee is tasked with identifying and overseeing risks associated with our executive compensation policies and practices. The Nominating and Corporate Governance Committee oversees compliance by the Board of Directors and its Committees with applicable laws and regulations, and conducts annual review on succession planning. The Cybersecurity and Privacy Committee oversees the quality and effectiveness of the Company’s information security team, and policies and procedures with respect to its information technology systems. The Cybersecurity and Privacy Committee also oversees the quality and effectiveness of the Company's policies and procedures with respect to its information technology systems, including but not limited to the way in which the Company ensures it meets its privacy obligations to its customers and relevant third parties. .
Director Independence. The Board of Directors has reviewed the qualifications of Ms. Howe , Mr. Aronoff, Mr. Artusi, Mr. Frank and Mr. Horowitz and has determined that each of those individuals is “independent” as such term is defined under the current listing standards of the Nasdaq Stock Market. In addition, each member of the Audit Committee is independent as required under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has determined that Mr. Frank meets the requirement of “audit committee financial expert” within the meaning of the SEC’s regulation.
Structure of the Board of Directors. The Company’s governance framework provides the Board with the authority and flexibility necessary to select the appropriate leadership structure for the Board. In making determinations about the leadership structure, the Board considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. The Company’s current governance structure provides for the separation of the Board chairman and chief executive officer roles. Mr. Hitchcock serves as the Chairman of the Board of Directors. Mr. Chynoweth serves as Chief Executive Officer of the Company. The Board of Directors has not designated a lead independent director. The Board retains the authority to modify the foregoing leadership structure.

Executive Officers
The names and biographical information of our current executive officers, not otherwise listed among the directors of the Company, are set forth below. Each of our executive officers is chosen by the Board and holds his or her office until his or her successors shall have been duly chosen and qualified, or until his or her death, resignation or removal by the Board.
Name	Age	Position with Minim
Mehul Patel	45	Chief Financial Officer
Nicole Zheng	37	President and Chief Marketing Officer
John Lauten	55	Chief Operating Officer
Mehul Patel joined Minim in March 2022 as Chief Financial Officer. Prior to joining Minim, Mr. Patel was the Vice President, Supply Chain Finance & Transformation, for Verifone from 2020 to 2022. From 2002 to 2018, Mr. Patel held the position of Finance Director for the Telecom Consumer Premise Equipment (CPE) business unit at Motorola, where he was responsible for P&L and financial operations for over a billion dollars in revenue worldwide. During his 18 years at Motorola, he was a part of six acquisitions and saw the company’s name change from Motorola Home to Motorola Mobility, a Google Company, to ARRIS and in 2019 to CommScope. Patel earned a Bachelor of Science (BS) degree in accounting with a concentration in management information systems (MIS) from The Pennsylvania State University.
Nicole Zheng joined the Company in December 2020 following the merger of Cadence Connectivity, Inc. with the Company. Ms. Zheng was a co-founder of Cadence Connectivity, Inc. and had been the Chief Marketing Officer and Chief Product Officer of Cadence Connectivity, Inc., since April 2018 until Cadence Connectivity, Inc.’s merger with the Company. Ms. Zheng was recognized in Entrepreneur as a Top Female Founder in the United States in July 2020. Prior to Cadence Connectivity, Inc., she was the Chief Marketing Officer at Antidote Technologies from April 2017 to April 2018, and at OnSIP from February 2010 to April 2017. She has served as Advising CMO to quantum networking company Aliro Technologies since October 2020 and previously as a board member of Alliance of Channel Women, a nonprofit on a mission to advance careers for women in the telecom and broadband services sector, from January 2013 to November 2016. Ms. Zheng holds a B.S. in Materials Science Engineering and B.S. in Engineering and Public Policy from Carnegie Mellon University, as well as business certifications from The Wharton School Online.
John Lauten, our Chief Operating Officer, joined Minim in 2019 as Senior Vice President of Operations. Mr. Lauten has extensive experience in consumer electronic and technology manufacturing companies. Prior to joining Minim, he served as Chief Operating Officer for Skully Technologies from May 2017, where he led a wearable augmented reality technology company turn-around for new investors. He provided operations and strategy consulting to technology companies as a Partner at TechCXO from March 2016 to June 2017 and from June 2019 to November 2019, Mr. Lauten served as Vice President of Business Development and Strategy at Fox Factory, a leading automotive suspension manufacturer from October 2013, where he worked on five international acquisitions as part of a CEO and Board led expansion initiative. He previously served as the Director of North American Supply Chain Management at Cisco System, Inc. from 2009, and as Head of Global Customer Operations at Scientific- Atlanta from 2003 through 2009. Prior to that he held various finance and operations positions at Scientific-Atlanta and financial roles at Northern Telecom. Mr. Lauten earned a BA degree in Business Administration/Marketing from Texas Christian University and an MBA degree from the University of Texas at Austin, McCombs School of Business with a concentration in Finance.

AUDIT COMMITTEE REPORT
The following is the report of the Audit Committee with respect to the Company’s audited consolidated financial statements for the year ended December 31, 2021. The information contained in this report is not soliciting material, is not deemed filed with the Securities and Exchange Commission (“SEC”) and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation of this proxy statement by reference.
The Audit Committee has reviewed and discussed with management Minim’s audited financial statements for the year ended December 31, 2021. The Audit Committee has also discussed with RSM US LLP, Minim’s independent registered public accounting firm for the year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with RSM US LLP that firm’s independence. The Audit Committee has reviewed the independent auditors’ fees for audit and non-audit services for the fiscal year ended December 31, 2021.
Based on its review and discussions of the foregoing, the Audit Committee recommended to the Board of Directors that Minim’s audited financial statements for 2021 be included in Minim’s Annual Report on Form 10-K for the year ended December 31, 2021.
Audit Committee:
Philip Frank, Chair
David Aronoff
Joshua Horowitz

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Cadence Connectivity, Inc. Merger
On November 12, 2020, the Company entered into a merger agreement pursuant to which the Company and Cadence Connectivity, Inc. merged and combined their businesses. Cadence Connectivity, Inc. offers a cloud WiFi management platform that enables and secures a better-connected home by providing AI-driven WiFi management and IoT security platform for homes, SMBs, and broadband service providers. Mr. Hitchcock was Chairman and, together with Ms. Hitchcock, a controlling stockholder of Cadence Connectivity, Inc. Prior to the merger, the Company had licensed Cadence Connectivity, Inc. software products and, upon completion of the merger, the Company expected to integrate not only the Cadence Connectivity, Inc. software with the Company’s hardware products but also to combine Cadence Connectivity, Inc.’s business-to-business sales channels with the Company’s retail channels. Except as otherwise disclosed in this Proxy Statement, Mr. and Ms. Hitchcock did not receive any consideration or financial benefits from the merger different than the other stockholders of Cadence Connectivity, Inc. Immediately prior to execution of the merger agreement, Mr. and Ms. Hitchcock were, through investment vehicles jointly beneficially owned by them, the majority stockholders of both the Company and Cadence Connectivity, Inc.
Cadence Connectivity, Inc. Relationship
The Company’s subsidiary, Cadence Connectivity, Inc., leases office space located at the 848 Elm Street, Manchester, NH. The landlord is an affiliate entity owned by Mr. Hitchcock. The two-year facility lease agreement is effective from August 1, 2019 to July 31, 2021 and provides for 2,656 square feet at an aggregate annual rental price of $30,000. For the period from October 9, 2020 to December 31, 2020, the rent expense was $6,800.
2020 Private Placement
On May 26, 2020, the Company entered into a Stock Purchase Agreement (the “2020 Stock Purchase Agreement”) with certain accredited investors, including certain independent investment funds, members of the Company’s management and its Board of Directors, and certain co-founders of the Company, in a private placement (the “2020 Private Placement”) pursuant to which the Company sold an aggregate of 2,237,103 shares of Common Stock, par value $0.01 per share, at a purchase price of $1.52 per share. Zulu and Palm Fund each purchased 822,368 shares for $1.25 million. Mr. Horowitz is a portfolio manager at the Palm Fund, which served as the lead investor in the 2020 Private Placement. The gross proceeds to the Company at the closing of the 2020 Private Placement were approximately $3.4 million. In connection with the 2020 Private Placement, Mr. Allen and Mr. Horowitz were appointed as members of the Board. Mr. Allen no longer serves on the Board of Directors. Pursuant to the 2020 Purchase Agreement, Palm Fund has the right to appoint replacements for Mr. Horowitz in the event of his resignation and to request that its designees be appointed to each committee of the Board of Directors to the extent approved by an affirmative vote of a majority of the Board of Directors of the Company and as otherwise permitted by applicable SEC and stock market requirements; such Board and committee designation right will terminate upon Palm Fund ceasing to own at least 5% of the Company’s Common Stock, as calculated for purposes of Section 13(d) of the Exchange Act. Also pursuant to the 2020 Purchase Agreement, Palm Fund entered into a standstill covenant for a period ending not later than the earliest to occur of five years after the date of completion of the 2020 Private Placement and two years after Mr. Horowitz or the Palm Fund designee who succeeds him no longer serves on the Board of Directors of the Company.
2019 Private Placement
On May 3, 2019, the Company entered into a Stock Purchase Agreement (the “2019 Stock Purchase Agreement”) with certain accredited investors, including, among others, Zulu and Palm Fund, in a private placement (the “2019 Private Placement”) pursuant to which the Company sold an aggregate of 4,545,455 shares of our Common Stock at a purchase price of $1.10 per share. In connection with the 2019 Private Placement, Mr. Jeremy Hitchcock and Mr. Jonathan Seelig were appointed as members of the Board of Directors of the Company. In the event that Mr. Hitchcock or Mr. Seelig resigns or is removed from the Board, Zulu will have the right to designate a replacement director for each of them pursuant to the terms of the 2019 Stock Purchase Agreement. The board designation rights will terminate upon Zulu ceasing to own at least 8% of the Company’s Common Stock on a fully diluted basis. For a period of 30 months following the date of the 2019 Stock Purchase Agreement, Zulu will have the right to participate in any subsequent financing in an amount necessary to maintain Zulu’s pro rata ownership of the Company (calculated on a fully-diluted basis) on the same terms, conditions and price provided for in any such subsequent financing. Mr. Seelig resigned as a member of the Board in July 2020 and his board position remained vacant until the reconstituted board of directors following the merger between the Company and Cadence Connectivity, Inc. in December 2020.
Policies and Procedures Regarding Review, Approval or Ratification of Related Person Transactions
In accordance with our Audit Committee charter, our Audit Committee is responsible for reviewing the Company’s related party transaction policy and review and oversee all transactions between the Company and a related person for which review or oversight is required by applicable law or that are required to be disclosed in the Company’s financial statements or SEC filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of April 11, 2022 by (i) each person who is known by the Company to own beneficially more than five percent of the Company’s outstanding Common Stock, (ii) each of the Company’s directors and named executive officers, as listed below in the Summary Compensation Table under the heading “Executive Compensation,” and (iii) all of the Company’s current directors and executive officers as a group.
On April 11, 2022, there were 46,075,817 issued and outstanding shares of Company Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(13)	% of Common Stock Outstanding
5% or Greater Stockholders:

Zulu Holdings LLC(2) 848 Elm Street, 2nd Floor Manchester, NH 03101	15,696,184	34.1

Directors and Named Executive Officers:
David Aronoff(3)	1,590,987	3.5
Daniel Artusi(4)	19,225	*
Graham Chynoweth(5)	1,211,755	2.6
Philip Frank(6)	75,000	*
Elizabeth Hitchcock(7)	17,819,529	38.6
Jeremy Hitchcock(7)	17,819,529	38.6
Sandra Howe	—	—
Joshua Horowitz(8)	1,316,275	2.9
Nicole Zheng(9)	297,334	*
John Lauten(10)	53,000	*
Mehul Patel	—	*
Sean Doherty(11)	202,488	*
All directors and executive officers as a group (11 persons)(12)	22,585,594	48.5
*	Less than one percent of shares outstanding.
(1)
Unless otherwise noted: (i) each person identified possesses sole voting and investment power over the shares listed; and (ii) the address of each person identified is c/o Minim, Inc., 848 Elm Street, New Hampshire, 03101.

(2)
Information is based on a Schedule 13D/A filed as of December 8, 2020, by Jeremy Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), HCP and Zulu. The 15,696,184 shares are held of record by Zulu. HCP may be deemed the beneficial owner of the shares as a beneficial owner of the Common Stock held by Zulu through its ownership of Zulu. As the manager of Zulu, Orbit may be deemed the beneficial owner of the Common Stock held by Zulu. As the co-managers of Orbit and HCP, each of Mr. and Ms. Hitchcock may be deemed the beneficial owner of the Common Stock held by Zulu.

(3)	Consists of shares of Common Stock held by Flybridge Capital Partners, of which Mr. Aronoff is a General Partner.
(4)	Includes 19,225 shares that Mr. Artusi has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.
(5)	Includes 43,959 shares that Mr. Chynoweth has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.
(6)	Includes 45,000 shares that Mr. Frank has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.
(7)
Mr. and Ms. Hitchcock may be deemed to share beneficial ownership of all shares of the Company owned by either of them or investment vehicles, including Zulu, owned by either of them. Includes 52,500 shares that Mr. Hitchcock has the right to acquire upon exercise of outstanding stock options exercisable within sixty (60) days after April 11, 2022.

(8)
Consists of shares of Common Stock held by Palm Global Small Cap Master Fund LP (“Palm Global”). Mr. Horowitz is a Portfolio Manager with Palm Management (US) LLC, which provides investment management services to Palm Global. Includes 53,000 shares that Mr. Horowitz has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.

(9)	Includes 78,194 shares that Ms. Zheng has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.

(10)	Includes 53,000 shares that Mr. Lauten has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.
(11)
Mr. Doherty resigned from the Company effective as of March 21, 2022. Under Mr. Doherty’s Transition and Separation Agreement, dated December 21, 2021, Mr. Doherty’s outstanding stock options fully vested as of his separation date. Mr. Doherty has the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022, 180,238 shares.

(12)
Includes an aggregate of 494,616 shares that the current directors and executive officers have the right to acquire upon exercise of outstanding stock options exercisable within sixty days after April 11, 2022.

(13)	The amount of beneficial ownership does not include restricted stock units granted under the 2021 Omnibus Incentive Compensation Plan and 2021 Non-Employee Directors Compensation Plan.
Change of Control
According to Amendment No. 11 to Schedule 13D (“Amendment No. 8”) filed by Mr. and Ms. Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (an investment vehicle of which Mr. and Ms. Hitchcock are the ultimate beneficial owners), Hitchcock Capital Partners, LLC (an investment vehicle of which Mr. and Ms. Hitchcock are the ultimate beneficial owners) and Zulu Holdings LLC (“Zulu”) of which Mr. and Ms. Hitchcock are the ultimate beneficial owners, with the Securities and Exchange Commission (the “SEC”), on October 13, 2020, Zulu entered into a stock purchase agreement with Frank B. Manning, Terry Manning, Rebecca Manning, Peter R. Kramer, Bruce M. Kramer, the Bruce M. Kramer Living Trust under agreement dated July 31, 1996, Elizabeth T. Folsom, and Joseph Donovan pursuant to which Zulu purchased an aggregate of 3,543,894 shares of common stock of the Company from the sellers at a purchase price of $2.50 per share. Amendment No. 11 states that the total purchase price of $8,859,735.00 was payable as follows: $2,657,920.50 in cash at closing, and $6,201,814.50 by delivery of a promissory note to the Sellers, secured by a personal guaranty of Mr. Hitchcock. It states also that the funds used to pay the cash portion of the purchase price for the Common Stock came from the working capital of Hitchcock Capital Partners, LLC, an investment vehicle of Mr. and Ms. Hitchcock (“HCP”), and that Zulu anticipates that the cash required to pay the note issued to the sellers of the Common Stock will also come from the working capital of HCP. Mr. Frank B. Manning is the former Chief Executive Officer of the Company. Mr. Frank B. Manning, Mr. Peter R. Kramer, and Mr. Joseph Donovan, who were then directors of the Company, resigned from the Company’s Board of Directors and their positions on Board committees in connection with the transaction. Amendment No. 11 states that the stock purchase agreement for the transaction also includes the following provisions:
•
an agreement by Frank B. Manning, Peter R. Kramer and Joseph Donovan to resign from the Company’s Board of Directors and any other position they hold with the Company, effective as of the closing of the purchase of the shares;

•
an agreement by each of the sellers, for a period of two years from the closing of the purchase of the shares (or, if earlier, Zulu’s failure to make timely payments for the shares), not to, without the prior written consent of Zulu: (a) acquire in any manner any securities of the Company (other than by exercise of stock options held by the sellers); (b) solicit proxies or seek to influence any person or entity regarding the voting of any securities of the Company; (c) publicly announce or propose any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Company or any of its securities or material assets; (d) form, join or in any way participate in a group in connection with any of the foregoing; (e) otherwise act or seek to control or influence the management, Board of Directors or policies of the Company; (f) take any action that could reasonably be expected to require the Company to make a public announcement regarding the possibility of any of the foregoing events; or (g) publicly request Zulu to amend or waive any of the foregoing restrictions;

•
mutual non-disparagement undertakings by the sellers, Zulu and Mr. Hitchcock, for a period of three years from the closing of the purchase of the shares (or, in the case of the Sellers’ obligations, if earlier, Zulu’s failure to make timely payments for the shares); and

•	mutual general releases by the Sellers of Zulu and Mr. Hitchcock, and by Zulu and Mr. Hitchcock of the Sellers.
Amendment No. 11 reports that, as a result of the transaction, Mr. and Ms. Hitchcock, together with the investment vehicles through which they effected the transaction, then beneficially owned 12,439,342 shares, or 51.8%, of the Company’s Common Stock of the Company. The transaction constituted a change of control of the Company. Amendment No. 8 is incorporated herein by reference.

As of October 9, 2020, the Company entered into a Standstill and Voting Agreement (the “Standstill Agreement”) with Zulu and Mr. Hitchcock. Mr. Hitchcock and Zulu, which is an entity controlled by Mr. and Ms. Hitchcock. Pursuant to the terms of the Standstill Agreement, each of Zulu, Mr. Hitchcock and their controlled affiliates (the “Restricted Parties”) have agreed not to effect any (a) transaction involving the Company and any Restricted Party, in which any Restricted Party would have a material interest different from stockholders of the Company generally, (b) purchase of more than 10% of the then total number of shares of outstanding Company common stock, and (c) sale, transfer or other disposition of Company common stock to a third party that would result in such third party beneficially owning more than 20.0% of the Company’s outstanding common stock immediately after giving effect to such transaction. The duration of the “Standstill Period” lasts through the earlier of: (i) such time as the Restricted Parties beneficially own less than 45.0% of the outstanding common stock of the Company, and (ii) the third anniversary of the date of the Standstill Agreement.
According to Amendment No. 8 to Schedule 13D (“Amendment No. 3”) filed by Mr. and Ms. Hitchcock, Orbit Group LLC, Hitchcock Capital Partners, LLC and Zulu, on July 31, 2020, Zulu Holdings LLC (“Zulu”), which is ultimately beneficially owned by Mr. and Ms. Hitchcock, entered into a Stock Purchase Agreement with James E. Besser, Morgan C. Frank, Manchester Management Company, LLC, Manchester Explorer, L.P., and JEB Partners, L.P. pursuant to which Zulu purchased an aggregate of 4,285,717 shares of Common Stock from the sellers at a purchase price of $1.95 per share. The purchase closed on August 4, 2020. The funds used to purchase the common stock came from working capital of HCP. Amendment No. 8 reports that, upon completion of the transaction, Mr. and Ms. Hitchcock, together with the investment vehicles through which they effected the transaction, then beneficially owned 8,835,358 shares, or 37.3%, of the Company’s Common Stock. The transaction pursuant may be deemed to constitute a change of control of the Company. The disclosure set forth in Amendment No. 8 is incorporated herein by reference.

EXECUTIVE COMPENSATION
2021 Summary Compensation Table
The following Summary Compensation Table sets forth the total compensation paid or accrued for the fiscal years ended December 31, 2021 and December 31, 2020 for our principal executive officer and the two other most highly compensated executive officers who were serving as executive officers as of December 31, 2021. The table also includes Jeremy Hitchcock, Frank B. Manning and Joseph L. Wytanis who served as principal executive officers during portions of fiscal year 2020 in addition to our current Chief Executive Officer, Graham Chynoweth, and Jacqueline Barry Hamilton who served as Acting Chief Financial Officer and Chief Financial Officer, during fiscal year 2020 and would otherwise have been included in the table but for the fact that she was not acting as an executive officer on December 31, 2020. We refer to these officers as our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
Graham Chynoweth, Chief Executive Officer	2021	$250,000	$52,629	$150,000	$20	$452,649
	2020	$15,385	—	—	—	$15,385
Nicole Zheng, Chief Marketing Officer	2021	$200,000	$62,735	$283,469	$20	$546,224
	2020	$12,308	—	—	—	$12,308
John Lauten, Chief Operating Officer	2021	$200,280	$38,597	$50,000	$4,890	$293,767
	2020	$195,000	$54,125	—	$15,192	$264,317
Jeremy Hitchcock, Chairman of the Board of Directors principal executive officer	2021	—	—	$40,000	—	$40,000
	2020	—		$14,425	—	$14,425

Frank B. Manning,(4) Retired Chairman of the Board of Directors, Chief Executive Officer and Acting Chief Financial Officer	2021	—	—	—	—	—
	2020	$12,430	—	—	$79,833	$92,263

Joseph L. Wytanis,(5) former President and Chief Executive Officer	2021	—	—	—	—	—
	2020	$78,254	$77,011	—	$137,643	$292,908

Jacqueline Barry Hamilton, former Chief Financial Officer	2021	—	—	—	—	—
	2020	$159, 627	$32,375	$38,617	$104,178	$334,797
Sean Doherty, former Chief Financial Officer	2021	$170,692	$19,577	—	$20	$190,289
	2020	$170,385	$19,577	—	$20	$189,982
(1)	The amounts in this column represent bonus payments granted in the applicable fiscal year.
(2)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2009 Stock Option Plan and 2019 Stock Option Plan. Assumptions used in the calculations of these amounts are included in Note 11 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2020. These options are incentive stock options issued under the 2009 Stock Option Plan or 2019 Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(3)
The amounts included in the “All Other Compensation” column consists of: (a) for Mr. Lauten in 2020, a taxable housing allowance of $15,192; (b) for Mr. Manning in 2020, severance compensation of $52,206 and vacation pay of $27,627, and in 2019, the Company’s contribution to a 401(k) plan of $350; (c) for Mr. Wytanis in 2020, severance compensation of $105,000, vacation pay of $16,735, and a taxable housing allowance of $15,908, and in 2019, a taxable housing allowance of $107,538; and (d) for Ms. Barry Hamilton in 2020, severance compensation of $92,500 and vacation pay of $11,678.

(4)	Mr. Manning retired from his role as Chairman of the Board of Directors, Chief Executive Officer of the Company and Acting Chief Financial Officer effective as of February 1, 2020.
(5)	Mr. Wytanis resigned from the Company effective as of May 8, 2020.

Outstanding Equity Interests
The following table sets forth information concerning outstanding stock options as of December 31, 2021 for each named executive officer.
Outstanding Equity Awards at 2021 Fiscal Year-End
	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unvested Options	Option Exercise Price	Option Expiration Date
Name	Exercisable Options	Unexercisable Options(1)
Graham Chynoweth	22,931	—	—	$0.55	03/31/2025
	16,021	32,042	32,042	$0.57	08/25/2025
	—(2)	127,119(2)	127,119(2)	$1.18	—
Nicole Zheng	7,337	—	—	$0.55	03/31/2025
	13,351	26,702	26,702	$0.57	08/25/2025
	53,334	—	—	$3.44	02/4/2026
	—(2)	84,745(2)	84,746(2)	$1.18	—
John Lauten	53,000	—	—	$1.00	11/12/2022
	—(2)	42,372(2)	42,372(2)	$1.18	—
	12,962	—	—	$1.35	—
Jeremy Hitchcock	30,000	—	—	$0.88	5/30/2022
	7,500	—	—	$0.97	7/10/2022
	7,500	—	—	$1.15	1/10/2023
	7,500	—	—	$2.03	7/10/2023
	—(2)	33,898(2)	33,898(2)	$1.18	—
Sean Doherty	180,238	—	—	$0.56	6/21/2022
(1)
The Unexercisable Options for Mr. Chynoweth and Ms. Zheng were converted from their respective Cadence Connectivity, Inc. options into options to purchase Company Common Stock in connection with the Company’s merger with Cadence Connectivity, Inc.

(2)	Represents the restricted stock units granted under the 2021 Omnibus Incentive Compensation Plan.
Equity Compensation Plan Information
The following table provides information concerning the Company’s equity compensation plans or individual arrangements that were approved by stockholders and those that were not approved by stockholders as of December 31, 2021:
	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first reporting column)
Equity compensation plans approved by security holders	2,364,574	$1.47	—
Equity compensation plans not approved by securities holders	1,223,893	$1.18	3,026,107
Total	3,098,163	$1.37	3,026,107
Employment and Separation Agreements
Employment Agreements
The Company has an employment agreement with Graham Chynoweth, the Company’s Chief Executive Officer, dated May 22, 2019 and subsequently amended on December 4, 2020 and March 2, 2022 (as amended, the “CEO Agreement”). The CEO Agreement was originally assigned in connection with the Cadence Connectivity merger. The CEO Agreement provides for Mr. Chynoweth to be employed at-will for annual base compensation of $250,000 and to be eligible for a bonus.

In connection with the Cadence Connectivity merger, the Company entered into at-will employment agreements with each of Sean Doherty and Nicole Zheng to serve as Senior Vice President of Finance and Chief Marketing Officer/Chief Product Officer, respectively, with the opportunity to receive incentive or performance bonuses or other incentive compensation. Ms. Zheng was subsequently promoted to President and Chief Marketing Officer and her base salary is currently $200,000. Mr. Doherty’s last day with the Company was March 21, 2022, as more fully described herein.
As of March 2, 2022, the Company entered into an amended employment agreement (the “Amended Agreement”) with Mr. Lauten, the Company’s Chief Operating Officer, in an effort to standardize his employment agreement to be consistent with other executives of the Company. The Amended Agreement provides base compensation of $218,000, effective January 1, 2022 and an opportunity to receive an annual incentive bonus of up to $75,000 based on work product and attainment of specific goals as reflected by overall Company financial performance weighted as follows: 20% for each of the first three fiscal quarters based on performance and 40% for annual fiscal year performance. Mr. Lauten shall also be eligible to be considered for an annual restricted stock award grant subject to the discretion of the compensation committee of the Board of Directors.
As of March 21, 2022, the Company entered into an employment agreement with Mr. Patel to serve as the new Chief Financial Officer of the Company. The employment agreement with Mr. Patel provides a base salary of $300,000 and eligibility for an annual incentive bonus of 25% of his annual base salary based on work product and attainment of specific goals as reflected by overall Company financial performance. Mr. Patel was granted $100,000 in restricted stock units and a $12,000 signing bonus upon hire. Mr. Patel is also eligible to receive annual grants of restricted stock units as determined by the compensation committee of the Board of Directors.
Severance Agreements
Each of Mr. Chynoweth, Ms. Zheng, Mr. Lauten and Mr. Patel are party to a standard executive severance agreement with the Company. The severance agreements provide the right to receive certain compensatory benefits upon specified circumstances in the event of a separation of employment from the Company. The severance agreement provides that the executive will receive six months’ of continued base salary and certain insurance premiums to be paid upon any termination of employment without Good Cause or for Good Reason (as defined therein). If the executive’s employment is terminated without Good Cause or for Good Reason within three months prior to or twelve months after a Change of Control (as defined therein), the executive will receive a lump sum of twelve months’ base salary and certain insurance premiums, and a pro-rated annual bonus. The agreement further provides that the executive’s outstanding and unvested equity subject to time-based vesting will be accelerated and deemed fully vested.
Separation Arrangements
On December 21, 2021, the Company and Sean Doherty, the former Chief Financial Officer of the Company, entered into a transition and separation agreement pursuant to which Mr. Doherty agreed to remain with the Company until March 31, 2022 or such earlier date as agreed by the Company and Mr. Doherty. Pursuant to the transition and separation agreement, in consideration of, among other things, Mr. Doherty’s compliance with certain covenants and a general release of claims against the Company, the agreement provides that Mr. Doherty would receive his base salary and benefits through the date of departure. In addition, all of Mr. Doherty’s unvested stock options were fully vested as of the date of departure and exercisable for the three months following his departure. Mr. Doherty’s last day with the Company was March 21, 2022.
On December 31, 2020, the Company and Jacquelyn Barry Hamilton, the former Chief Financial Officer of the Company, entered into an agreement pursuant to which Ms. Barry Hamilton was terminated from all positions held with the Company effective December 31, 2020. Pursuant to the agreement, in consideration of, among other things, Ms. Barry Hamilton’s compliance with certain restrictive covenants and all agreements between her and the Company, a general release of claims against the Company, the agreement provides that Ms. Barry Hamilton would receive severance compensation equal to (i) her current base salary, at the rate of $185,000 per year for six months, less all applicable federal, state or local tax withholdings, (ii) payment for accrued but unused sick time, and (iii) an additional $16,000. All of Ms. Barry Hamilton’s unvested stock options were immediately vested and exercisable for up to 30 days following the date of separation. In addition, Ms. Barry Hamilton was entitled to receive continuation of certain health insurance benefits.
On May 15, 2020, the Company entered into an agreement with Mr. Wytanis, which terminated and superseded his existing employment agreement. Pursuant to the agreement, in consideration for, among other things, his compliance with certain restrictive covenants and all agreements between him and the Company, a general release of claims against the Company, and subject to his non-revocation of the agreement, Mr. Wytanis was entitled to receive severance compensation equal to his base salary, at the annual rate of $210,000 less all applicable federal, state or local tax withholdings, payable in installments for the six months following the effective date of his separation from the Company. Mr. Wytanis’ stock options that would have vested during the six-month period following the date of separation immediately vested and were exercisable for up to 30 days following the date of separation. In addition, Mr. Wytanis was entitled to receive continuation of certain health insurance benefits and to be reimbursed for certain relocation and business expenses.
2021 Director Compensation
The following table sets forth information concerning the compensation of our directors who are not named executive officers and who served as directors for the fiscal year ended December 31, 2021, and, since he served in an unpaid capacity as the Company’s principal executive officer for a portion of that fiscal year, Jeremy Hitchcock.
Name	Fees Earned or Paid in Cash	Option Awards(1)(2)(3)	All Other Compensation	Total
David Aronoff	$37,500	$35,000	—	$72,500
Dan Artusi	$37,500	$25,000	—	$62,500
Philip Frank	$43,950	$35,000	—	$78,950
Jeremy Hitchcock	$53,054	$40,000	—	$93,054
Elizabeth Hitchcock	$37,500	$35,000	—	$72,500
Joshua Horowitz	$53,950	$35,000	—	$88,950
Sandra Howe	$85,500	$67,000	—	$152,500
(1)
The amounts included in the “Option Awards” column reflect the aggregate grant date fair value of option awards in accordance with FASB ASC Topic 718, pursuant to the 2019 Directors Stock Option Plan and 2021 Non-Employee Directors Compensation Plan. Assumptions used in the calculations of these amounts are included in Note 10 to our Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2021. These options are non-qualified stock options issued under the 2009 Directors Stock Option Plan or 2019 Directors Stock Option Plan and represent the right to purchase shares of Common Stock at a fixed price per share (the grant date fair market value of the shares of Common Stock underlying the options).

(2)	As of December 31, 2021, each non-employee director held the following aggregate number of shares under outstanding stock options:
Name	Number of Shares of Underlying Outstanding Stock Options *	Number of Shares of Underlying Outstanding Restricted Stock Units
David Aronoff	—	29,661
Dan Artusi	19,225	21,186
Philip Frank	60,000	29,661
Jeremy Hitchcock	52,500	33,898
Elizabeth Hitchcock	—	29,661
Joshua Horowitz	22,500	29,661
Sandra Howe	—	56,779
(3)	As of December 31, 2021, the number of shares underlying restricted stock units granted to each non-employee director in 2021 and the grant date fair market value of such restricted stock unit was:
Name	Grant Date	Number of Shares underlying Restricted Stock Units Grants in 2021	Grant Date Fair Value of Stock Option Grants in 2021
David Aronoff	12/14/2021	29,661	$35,000
Dan Artusi	12/14/2021	21,186	$25,000
Philip Frank	12/14/2021	29,661	$35,000
Elizabeth Hitchcock	12/14/2021	33,898	$40,000
Jeremy Hitchcock	12/14/2021	29,661	$35,000
Joshua Horowitz	12/14/2021	29,661	$35,000
Sandra Howe	12/14/2021	56,779	$67,000
Each non-employee director of the Company receives a fee of $12,500 per quarter. Travel and lodging expenses are also reimbursed.

Each non-employee director of the Company may be granted stock options under the Company’s 2019 Director Stock Option Plan or 2021 Non-Employee Directors Compensation Plan (collectively, the “Directors Plan”). The exercise price for stock options and restricted stock units granted under either Directors Plan is the closing market price of the Common Stock on the date the equity award is granted.
Director Option Exercises
As of December 31, 2021, stock option exercises by non-employee directors in 2021 were:
Name	Exercised Options
David Aronoff	—
Dan Artusi	—
Philip Frank	—
Elizabeth Hitchcock	—
Jeremy Hitchcock	—
Joshua Horowitz	—
Sandra Howe	—
Executive Option Exercises
As of December 31, 2021, stock option exercises by our named executive officers in 2021 were:
Name	Exercised Options
Graham Chynoweth	—
Nicole Zheng	—
John Lauten	27,000
Sean Doherty	—
Jacqueline Barry Hamilton	71,721
DELINQUENT SECTION 16(a) REPORT
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, except for (i) the Form 4 filed by Nicole Zheng on August 2, 2021 and (ii) the Form 4 filed by John Lauten on July 29, 2021, we believe that all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with during the year ended December 31, 2021.

PROPOSAL NO. 2

APPROVAL OF THE MINIM, INC. OMNIBUS INCENTIVE COMPENSATION PLAN
We are asking you to approve the Minim, Inc. Omnibus Incentive Compensation Plan (the “Omnibus Plan”), which the Board adopted on November 9, 2021, upon the recommendation of the Compensation Committee of the Board of Directors (the “Compensation Committee”).
The purpose of the Omnibus Plan is to optimize the profitability and growth of the Company through incentives that link the personal interests of employees and consultants to those of the Company’s shareholders, to provide participants with an incentive for excellence in individual performance, and to promote teamwork. The Company believes that equity-based compensation is a critical part of its compensation program. Shareholder approval of the Omnibus Plan would allow us to continue to attract and retain talented employees and consultants with equity incentives.
The following summary of the material terms of the Omnibus Plan is qualified in its entirety by the full text of the Omnibus Plan, a copy of which is attached to this Proxy Statement as Appendix A. You also may obtain a copy of the Omnibus Plan, free of charge, by writing to the Company, Attention: Investor Relations, 848 Elm Street, Manchester, New Hampshire 03101.
Terms of the Omnibus Plan
The Omnibus Plan provides for the grant of awards to eligible employees and consultants in the form of nonqualified and incentive stock options, stock appreciation rights (“SARs”), restricted stock, unrestricted stock, restricted stock units (“RSUs”), performance shares and units, and cash-based awards. The Omnibus Plan is a successor to the Company’s 2019 Stock Option Plan (the “2019 Plan”) and provides for greater flexibility in the types of awards than under the 2019 Plan. No new grants will be made under the 2019 Plan from and after the date of approval of the Omnibus Plan by the Board.
The Omnibus Plan contains certain restrictions and limitations including, but not limited to, the following: (i) stock options and SARs must generally be granted with an exercise price equal to or greater than the fair market value of a share of the Company’s common stock on the date of grant; (ii) stock-based awards that vest solely based on service are generally subject to a minimum vesting period of at least one year of service; and (iii) shareholder approval is required for amendments to the Omnibus Plan that would increase the maximum number of shares subject to the Omnibus Plan, change the designation of the class of persons eligible to receive incentive stock options, or modify the Omnibus Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which the Company’s shares are traded.
Effective Date; Duration of the Omnibus Plan
The Omnibus Plan became effective on November 9, 2021, but is subject to approval by the Company's shareholders and will remain in effect until the tenth anniversary of the effective date, unless terminated earlier by the Board. The Board may amend or terminate the Omnibus Plan at any time.
Plan Administration
The Omnibus Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, interpret the Omnibus Plan, determine who will be granted awards under the Omnibus Plan, determine the size, types of awards and terms and conditions of each such award (including the performance measure(s) to be used for purposes of awards that are to be performance-based), and take action as it determines to be necessary or advisable for the administration of the Omnibus Plan.
Eligibility
The Compensation Committee may grant awards to any employee, officer, or consultant of the Company and its affiliates. Only employees are eligible to receive incentive stock options. A director of the Company or a subsidiary who is not also an employee at the time of granting an award is not eligible to participate in the Omnibus Plan. As of the record date, approximately seventy one employees, four officers, and nine consultants would be eligible to participate in the Omnibus Plan. The Company's named executive officers receive awards as described in this proxy statement under the Compensation, Discussion & Analysis and Executive Compensation sections.

Shares Available for Awards
The Omnibus Plan authorizes the issuance of up to 3,000,000 shares of common stock, which consists of 1,343,079 shares, plus 1,656,921 shares that were previously approved by the shareholders of the Company as available for issuance under the 2019 Plan but not awarded prior to the date of approval of the Omnibus Plan by the Board. The Company expects that the shares authorized for issuance under the Omnibus Plan would be sufficient for approximately three years, which is based on our current practices and historical usage, and further dependent on the price of our shares and hiring activity during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the amount of shares authorized under the Omnibus Plan could last for a shorter or longer time.
The Compensation Committee has made certain awards of RSUs pursuant to the Omnibus Plan, including (i) 28,073 RSUs issued on February 17, 2022 to Graham Chynoweth, our Chief Executive Officer, (ii) 23,862 RSUs issued on February 17, 2022 to Nichole Zheng, our President and Chief Marketing Officer, (iii) 14,583 RSUs issued on March 1, 2022 to John Lauten, our Chief Operating Officer, and (iv) 109,890 RSUs issued on March 30, 2022 to Mehul Patel, our Chief Financial Officer; however, no awards of any type under the Omnibus Plan shall vest unless and until shareholder approval of the Omnibus Plan has been received.
If any outstanding award expires or is canceled, forfeited, or expires without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Omnibus Plan.
Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will again become available for future grants under the Omnibus Plan.
The Compensation Committee will make appropriate adjustments to the maximum share limit in the event of certain changes in the capitalization of the Company.
Types of Awards That May Be Granted
Subject to the limits in the Omnibus Plan, the Compensation Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Omnibus Plan are: stock options (including both incentive stock options (“ISOs”) and nonqualified stock options), SARs, restricted stock, unrestricted stock, RSUs, performance shares and units, and cash-based awards.
Stock Options
A stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. An option may be either an ISO or a nonqualified stock option. ISOs and nonqualified stock options are taxed differently. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of an option may not be less than the fair market value (or in the case of an ISO granted to a ten percent shareholder, 110% of the fair market value) of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $0.70.
Unless the option agreement provides a different expiration date, each ISO granted to a ten percent shareholder shall expire on the fifth (5th) anniversary of the ISO grant date and each other option shall expire on the tenth (10th) anniversary of the date the option was granted.
Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner, such as delivery of previously owned shares or a promissory note or by a net exercise method or by a cashless exercise method, including a broker-assisted cashless exercise, that complies with applicable laws and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes, approved by the Compensation Committee.
No ISO granted under the Omnibus Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a participant under the Omnibus Plan shall be exercisable during such participant’s lifetime only by such participant. Except as otherwise provided in the applicable award agreement, no nonqualified stock option may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable award agreement, all nonqualified stock options granted to a participant shall be exercisable during such participant’s lifetime only by such participant.
No ISO shall be granted to an employee under the Omnibus Plan or any other ISO plan of the Company to purchase shares as to which the aggregate fair market value (determined as of the date of grant) of the shares which first become exercisable by the employee in any calendar year exceeds $100,000. To the extent an option initially designated as an ISO exceeds the value limit or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a nonqualified stock option and shall otherwise remain in full force and effect.
Option grants may, in the Compensation Committee’s discretion, include a provision whereby the participant may elect at any time before his or her service for the Company terminates and after stockholder approval of the Omnibus Plan to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option, and any shares acquired upon such exercise shall be subject to the same vesting and other restrictions as applied to the option.
Stock Appreciation Rights
A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with options.
The term of a SAR granted under the Omnibus Plan shall be determined by the Compensation Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.
SARs may be exercised upon whatever terms and conditions the Compensation Committee, in its sole discretion, imposes upon them. Tandem SARs may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A Tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable.
No SAR granted under the Omnibus Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, all SARs granted to a participant under the Omnibus Plan shall be exercisable during such participant’s lifetime only by such participant.
Restricted Stock
A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Compensation Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards, if determined by the Compensation Committee, generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restriction period, including the right to vote and the right to receive dividends.
Except as provided in the award agreement, the shares of restricted stock granted may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable restriction period established by the Compensation Committee and specified in the award agreement, or upon earlier satisfaction of any other conditions, as specified by the Compensation Committee in its sole discretion and set forth in the award agreement. All rights with respect to the restricted stock granted to a participant under the Omnibus Plan shall be available during such participant’s lifetime and prior to the end of the restriction period only to such participant or such participant’s legal representative.
During the restriction period, participants holding shares of restricted stock granted (whether or not the Company holds the certificate(s) representing such shares) may, if the Compensation Committee so determines, be credited with dividends paid with respect to the underlying shares while they are so held. The Compensation Committee shall apply any vesting and other restrictions to the dividends that apply to the shares of restricted stock to which they relate, so that no dividends may be paid on shares of restricted stock that are not earned.

Unrestricted Stock
An unrestricted stock award is an award of actual shares of common stock which are not subject to restrictions. Participants who receive unrestricted stock awards have the rights and privileges of shareholders, including the right to vote and the right to receive or be credited with dividends. The Compensation Committee may impose additional terms and conditions, in its sole discretion, on unrestricted stock awards.
Restricted Stock Units
An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Compensation Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Compensation Committee may grant RSUs with a deferral feature, which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Compensation Committee has the discretion to credit RSUs with dividend equivalents. RSUs may be settled in stock, cash, or a combination thereof.
Except as otherwise provided in a participant’s award agreement, RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, a participant’s rights under such awards shall be exercisable during the participant’s lifetime only by such participant or such participant’s legal representative.
Performance Awards
A performance award is an award of shares of common stock or units that are only earned if certain conditions are met. The Compensation Committee has the discretion to determine the number of shares of common stock or stock-denominated units subject to a performance share award (a “PSU”), the applicable performance period, the conditions that must be satisfied for a participant to earn an award, and any other terms, conditions, and restrictions of the award.
Except as otherwise provided in a participant’s award agreement, performance shares and performance units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, a participant’s rights under such awards shall be exercisable during the participant’s lifetime only by such participant or such participant’s legal representative.
Cash-Based Awards
The Compensation Committee may grant cash-based awards in such amounts, value, and upon such terms, and at any time and from time to time, as determined by the Compensation Committee. Grants of cash-based awards may be evidenced by an award agreement. The Compensation Committee may set performance and/or service requirements to be met during a specified performance period, in its discretion which, depending on the extent to which they are met, will determine the number of cash-based awards that will be paid out. After the applicable requirements have been met, the holder of the cash-based award will be entitled to receive a payout based on the number and value of the cash-based awards earned. Payment of earned cash-based awards shall be in the form of cash or in shares (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned cash-based awards at the close of the applicable performance period. Shares so paid may be delivered subject to any restrictions deemed appropriate by the Compensation Committee. No fractional shares will be issued. The form of payout of such awards shall be set forth in the award agreement pertaining to the grant of the award. Cash-based awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
Vesting
The Compensation Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award. Stock-based awards that vest solely based on service are generally subject to a minimum vesting period of at least one year of service.

Adjustments Upon Changes in Stock
In the event of, or in recognition of, (i) a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, or (ii) changes in applicable laws, regulations, or accounting principles, then such adjustments shall be made in the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards or the number, price or kind of a share of common stock or other consideration subject to awards under the Omnibus Plan as the Compensation Committee in its discretion may determine appropriate to prevent dilution or enlargement of rights. Unless the Compensation Committee specifically determines otherwise, the Compensation Committee will ensure that any adjustments made will be consistent with the Omnibus Plan’s or any award agreement’s meeting the requirements of Code Section 409A, and that incentive stock options meet the requirements of Code Section 422.
Change in Control
Unless otherwise provided in an award agreement, if an award is continued or assumed (e.g., the award is equitably converted or substituted for a substantially similar award of the successor company) upon a change in control of the Company, and within twenty-four (24) months following the change in control the Company or its successor involuntarily terminates the awardee without cause or the awardee voluntarily terminates for good reason (as defined in the Omnibus Plan), then upon such termination any and all options and SARs granted shall become fully exercisable during their remaining term; any restriction periods and service restrictions imposed on awards that are not performance-based shall lapse and such awards shall be treated as vested; and payout opportunities attainable under all performance-based awards shall be deemed to have been earned at the “target” level on a pro-rata basis for that portion of the performance period(s) completed as of the effective date of such qualifying termination. Further, unless otherwise provided in an award agreement, if an award is not so continued or assumed (e.g., the award is not equitably converted or substituted for a substantially similar award of the successor company), then upon the change in control of the Company, the Omnibus Plan shall terminate and, in connection therewith, any and all options and SARs granted shall become fully exercisable during their remaining term, and any restriction periods and service restrictions imposed on awards that are not performance-based shall lapse and such awards shall be treated as vested, and payout opportunities attainable under all performance-based awards shall be deemed to have been earned at the “target” level on a pro-rata basis for that portion of the performance period(s) completed as of the effective date of such qualifying termination.
The Compensation Committee may take actions to effectuate termination of the Omnibus Plan and awards thereunder upon a Change in Control, such as by terminating options or SARs in exchange for a payment in cash, securities, and/or other property, limiting the period for excise of options, and accelerating the vesting or time of payment of an award.
Amendment or Termination of the Omnibus Plan
The Board may amend or terminate the Omnibus Plan at any time. Shareholder approval is required for amendments to the Omnibus Plan that would increase the maximum number of shares subject to the Omnibus Plan, change the designation of the class of persons eligible to receive incentive stock options, or modify the Omnibus Plan in a manner that requires shareholder approval under applicable law or the rules of The Nasdaq Capital Market. The Omnibus Plan will terminate on the tenth anniversary of the effective date, unless previously terminated by the Board.
Amendment of Awards
The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not amend an award that would adversely affect in any material way a participant's rights under the award without the participant's written consent.
Restrictions on Repricing or Reduction of Grants
The Compensation Committee may not authorize any amendment of an outstanding award, and shareholder approval will be required for any amendment of the Omnibus Plan, that does any of the following: (a) permits the grant of any option with an option price less than the fair market value of the shares on the grant date; (b) reduces the option price of an outstanding option, either by lowering the option price or by canceling an outstanding option and granting a replacement option with a lower exercise price; (c) permits the grant of any SAR with a grant price that is less than the fair market value of the shares on the grant date; or (d) reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price.
Clawback and Recoupment
The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Omnibus Plan or an award agreement in accordance with the Company's clawback policy.
Federal Income Tax Consequences of Awards
The following is a summary of U.S. federal income tax consequences of awards granted under the Non-Employee Directors Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.
Nonqualified Stock Options
The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.
ISOs
The grant of an ISO will not result in taxable income to the participant. The exercise of an ISO will not result in taxable income to the participant if at the time of exercise the participant has been employed by the Company or its subsidiaries at all times beginning on the date the ISO was granted and ending not more than 90 days before the date of exercise. However, the excess of the fair market value of the shares on the date of exercise over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum tax liability for the year the shares are sold.
If the participant does not sell the shares acquired on exercise within two years from the date of grant and one year from the date of exercise then on the sale of the shares any amount realized in excess of the exercise price will be taxed as capital gain. If the amount realized in the sale is less than the exercise price, then the participant will recognize a capital loss.
If these holding requirements are not met, then the participant will generally recognize ordinary income at the time the shares are sold in an amount equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (b) the excess, if any, of the amount realized on the sale of the shares over the exercise price, and the Company will be entitled to a corresponding deduction.
SARs
The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on whether or not the shares have been held for at least one year from the date of share settlement of the SAR.
Unrestricted Stock, Restricted Stock and Performance Shares
If there is a grant of unrestricted stock, the participant will recognize ordinary income on the excess of the fair market value of the shares on the grant date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding tax deduction. Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock or performance shares awards will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs and PSUs
The grant of an RSU or PSU will not result in taxable income to the participant. When the RSU or PSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. If the award is settled in shares, then upon the subsequent sale of any shares received, any gain or loss since the settlement date will be taxed as capital gain or loss.
Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Omnibus Plan and awards granted under the Omnibus Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.
Section 162(m) and Limits on the Company's Deductions
All of the foregoing descriptions of tax deductions available to the Company are subject to the limitations of Section 162(m) of the Code. Section 162(m) of the Code denies deductions to publicly held corporations for compensation paid to certain senior executives that exceeds $1,000,000. The Compensation Committee will continue to maintain maximum flexibility in the design of the Company’s compensation programs and continues to reserve the discretion to exceed the limitation on deductibility under Section 162(m) to ensure that the Company’s executives are compensated in a manner that it believes to be consistent with the Company’s best interests and those of its shareholders.
Amounts and Awards of Plan Benefits
Awards under the Omnibus Plan will be granted in amounts and to individuals as determined by the Compensation Committee in its sole discretion. Therefore, the benefits or amounts that will be received by employees, officers, and consultants under the Omnibus Plan are not determinable at this time.
Required Vote
An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the Minim, Inc. Omnibus Incentive Compensation Plan. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MINIM, INC. OMNIBUS INCENTIVE COMPENSATION PLAN.

PROPOSAL NO. 3

APPROVAL OF THE MINIM, INC. NON-EMPLOYEE DIRECTORS COMPENSATION PLAN
We are asking you to approve the Minim, Inc. Non-Employee Directors Compensation Plan (the “Non-Employee Directors Plan”), which the Board adopted on November 9, 2021, upon the recommendation of the Compensation Committee.
The objectives of the Non-Employee Directors Plan are to optimize the profitability and growth of the Company and align the personal interests of directors to those of the Company’s shareholders and to provide flexibility to the Company in its ability to motivate, attract, and retain the services of directors who make significant contributions to the success of the Company.
The following summary of the material terms of the Non-Employee Directors Plan is qualified in its entirety by the full text of the Non-Employee Directors Plan, a copy of which is attached to this Proxy Statement as Appendix B. You also may obtain a copy of the Non-Employee Directors Plan, free of charge, by writing to the Company, Attention: Investor Relations, 848 Elm Street, Manchester, New Hampshire 03101.
Terms of the Non-Employee Directors Plan
The Non-Employee Directors Plan provides for the grant of awards to eligible non-employee directors in the form of nonqualified stock options, SARs, restricted and unrestricted stock awards, and RSUs. The Non-Employee Directors Plan is a successor to the Company’s 2019 Directors Stock Option Plan (the “2019 Directors Plan”) and provides for greater flexibility in the types of awards than under the 2019 Directors Plan. No new grants will be made under the 2019 Directors Plan from and after the date of approval of the Non-Employee Directors Plan by the Board.
The Non-Employee Directors Plan contains certain restrictions and limitations including, but not limited to, the following: (i) stock options and SARs must generally be granted with an exercise price equal to or greater than the fair market value of a share of the Company’s common stock on the date of grant; (ii) the Non-Employee Director Plan limits the aggregate number of shares that may be awarded annually to any participant to 20,000 shares of stock, restricted stock, or RSUs, and to 30,000 shares subject to stock options or SARs; (iii) stock-based awards that vest solely based on service are generally subject to a minimum vesting period of at least one year of service; and (iv) shareholder approval is required for amendments to the Non-Employee Directors Plan that increase the maximum number of shares of the Company’s common stock that may be issued under the Non-Employee Directors Plan, change the designation of the class of persons eligible to receive awards under the Non-Employee Directors Plan, or modify the Non-Employee Directors Plan in a manner that requires shareholder approval under applicable law or the rules of a stock exchange or trading system on which shares are traded.
Effective Date; Duration of the Non-Employee Directors Plan
The Non-Employee Directors Plan became effective on November 9, 2021, but is subject to approval by the Company's shareholders and will remain in effect until the tenth anniversary of the effective date, unless terminated earlier by the Board. The Board may amend or terminate the Non-Employee Directors Plan at any time.
Plan Administration
The Non-Employee Directors Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, interpret the Non-Employee Directors Plan, determine the recipients of awards granted under the Non-Employee Directors Plan, determine the size, types of awards and terms and conditions of each such award, and take action as it determines to be necessary or advisable for the administration of the Non-Employee Directors Plan.
Eligibility
The Compensation Committee may grant awards to any non-employee directors of the Company and its affiliates. As of the record date, approximately seven (7) non-employee directors would be eligible to participate in the Non-Employee Directors Plan. Non-employee directors currently receive awards as described in this proxy statement under the Director Compensation section.
Shares Available for Awards
The Non-Employee Directors Plan authorizes the issuance of up to 1,250,000 shares of common stock, which consists of 544,258 shares, plus 705,472 shares that were previously approved by the shareholders of the Company as available for issuance under the 2019 Directors Plan but not awarded prior to the date of approval of the Non-Employee Directors Plan by the Board. The Company expects that the shares authorized for issuance under the Non-Employee Directors Plan would be sufficient for approximately three years, which is based on our current practices and historical usage, and further dependent on the price of our shares during the next few years, forfeitures of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices or the future price of our shares with any degree of certainty at this time, and the amount of shares authorized under the Non-Employee Directors Plan could last for a shorter or longer time.
The Compensation Committee has not made any awards of RSUs pursuant to the Non-Employee Directors Plan.
If any outstanding award expires or is canceled, forfeited, or expires without issuance of the full number of shares of common stock to which the award related, then the shares subject to such award will again become available for future grant under the Non-Employee Directors Plan.
Shares tendered in payment of the option exercise price or delivered or withheld by the Company to satisfy any tax withholding obligation, or shares covered by a stock-settled stock appreciation right or other awards that were not issued upon the settlement of the award will again become available for future grants under the Non-Employee Directors Plan.
The Compensation Committee will make appropriate adjustments to the maximum share limit in the event of certain changes in the capitalization of the Company.
Types of Awards That May Be Granted
Subject to the limits in the Non-Employee Directors Plan, the Compensation Committee has the authority to set the size and type of award and any vesting or performance conditions. The types of awards that may be granted under the Non-Employee Directors Plan are: nonqualified stock options, SARs, restricted and unrestricted stock awards, and RSUs.
Nonqualified Stock Options
A nonqualified stock option is the right to purchase shares of common stock at a future date at a specified price per share called the exercise price. Except in the case of options granted pursuant to an assumption or substitution for another option, the exercise price of a stock option may not be less than the fair market value of a share of common stock on the grant date. As of the record date, the closing price of our common stock was $0.70.
Unless the option agreement provides a different expiration date, each option shall expire on the tenth (10th) anniversary of the date the option was granted.
Full payment of the exercise price must be made at the time of such exercise either in cash or bank check or in another manner, such as delivery of previously owned shares or a promissory note or by a net exercise method or by a cashless exercise method, including a broker-assisted cashless exercise, that complies with applicable laws and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes, approved by the Compensation Committee.
Except as otherwise provided in the applicable award agreement, no nonqualified stock option may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable award agreement, all nonqualified stock options granted to a participant shall be exercisable during such participant’s lifetime only by such participant.
Option grants may, in the Compensation Committee’s discretion, include a provision whereby the participant may elect at any time before his or her service for the Company terminates and after stockholder approval of the Non-Employee Directors Plan to exercise the option as to any part or all of the shares subject to the option prior to the full vesting of the option, and any shares acquired upon such exercise shall be subject to the same vesting and other restrictions as applied to the option.
Stock Appreciation Rights
A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a share of common stock on the date of exercise of the SAR over the exercise price. The exercise price of a SAR may not be less than the fair market value of a share of common stock on the grant date. SARs may be granted alone or in tandem with options.

The term of a SAR granted under the Non-Employee Directors Plan shall be determined by the Compensation Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.
SARs may be exercised upon whatever terms and conditions the Compensation Committee, in its sole discretion, imposes upon them. Tandem SARs may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. A Tandem SAR may be exercised only with respect to the shares for which its related option is then exercisable.
No SAR granted under the Non-Employee Directors Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, all SARs granted to a participant under the Non-Employee Directors Plan shall be exercisable during such participant’s lifetime only by such participant.
Restricted Stock
A restricted stock award is an award of actual shares of common stock which are subject to certain restrictions for a period of time determined by the Compensation Committee. Restricted stock may be held by the Company in escrow or delivered to the participant pending the release of the restrictions. Participants who receive restricted stock awards generally have the rights and privileges of shareholders regarding the shares of restricted stock during the restriction period, including the right to vote and the right to receive dividends.
Except as provided in the award agreement, the shares of restricted stock granted may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable restriction period established by the Compensation Committee and specified in the award agreement, or upon earlier satisfaction of any other conditions, as specified by the Compensation Committee in its sole discretion and set forth in the award agreement. All rights with respect to the restricted stock granted to a participant under the Non-Employee Directors Plan shall be available during such participant’s lifetime and prior to the end of the restriction period only to such participant or such participant’s legal representative.
During the restriction period, participants holding shares of restricted stock granted (whether or not the Company holds the certificate(s) representing such shares) may, if the Compensation Committee so determines, be credited with dividends paid with respect to the underlying shares while they are so held. The Compensation Committee shall apply any vesting and other restrictions to the dividends that apply to the shares of restricted stock to which they relate, so that no dividends may be paid on shares of restricted stock that are not earned.
Unrestricted Stock
An unrestricted stock award is an award of actual shares of common stock which are not subject to restrictions. Participants who receive unrestricted stock awards have the rights and privileges of shareholders, including the right to vote and the right to receive or be credited with dividends. The Compensation Committee may impose additional terms and conditions, in its sole discretion, on unrestricted stock awards.
Restricted Stock Units
An RSU is an award of hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock, which are subject to certain restrictions for a period of time determined by the Compensation Committee. No shares of common stock are issued at the time an RSU is granted, and the Company is not required to set aside any funds for the payment of any RSU award. Because no shares are outstanding, the participant does not have any rights as a shareholder. The Compensation Committee may grant RSUs with a deferral feature, which defers settlement of the RSU beyond the vesting date until a future payment date or event set out in the participant's award agreement. The Compensation Committee has the discretion to credit RSUs with dividend equivalents. RSUs may be settled in stock, cash, or a combination thereof.
Except as otherwise provided in a participant’s award agreement, RSUs may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a participant’s award agreement, a participant’s rights under such awards shall be exercisable during the participant’s lifetime only by such participant or such participant’s legal representative.

Vesting
The Compensation Committee has the authority to determine the vesting schedule of each award, and to accelerate the vesting and exercisability of any award. Stock-based awards that vest solely based on service are generally subject to a minimum vesting period of at least one year of service.
Adjustments Upon Changes in Stock
In the event of, or in recognition of, (i) a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, or (ii) changes in applicable laws, regulations, or accounting principles, then such adjustments shall be made in the exercise price of options and SARs, the maximum number of shares of common stock subject to all awards or the number, price or kind of a share of common stock or other consideration subject to awards under the Non-Employee Directors Plan as the Compensation Committee in its discretion may determine appropriate to prevent dilution or enlargement of rights. Unless the Compensation Committee specifically determines otherwise, the Compensation Committee will ensure that any adjustments made will be consistent with the Non-Employee Directors Plan’s or any award agreement’s meeting the requirements of Code Section 409A, and that incentive stock options meet the requirements of Code Section 422.
Change in Control
Unless otherwise provided in an award agreement, if an award is continued or assumed (e.g., the award is equitably converted or substituted for a substantially similar award of the successor company) upon the change in control of the Company, any and all options and SARs granted shall become fully exercisable during their remaining term; and any restriction periods and service restrictions imposed on Awards shall lapse and such Awards shall be treated as vested. Further, unless otherwise provided in an award agreement, if an Award is not so continued or assumed (e.g., the Award is not equitably converted or substituted for a substantially similar award of the successor company), then upon the change in control of the Company, the Non-Employee Directors Plan shall terminate and, in connection therewith, any and all options and SARs granted shall become fully exercisable during their remaining term; and any restriction periods and service restrictions imposed on Awards shall lapse and such Awards shall be treated as vested.
The Compensation Committee may take actions to effectuate termination of the Non-Employee Directors Plan and awards thereunder upon a Change in Control, such as by terminating options or SARs in exchange for a payment in cash, securities, and/or other property, limiting the period for excise of options, and accelerating the vesting or time of payment of an award.
Amendment or Termination of the Non-Employee Directors Plan
The Board may amend or terminate the Non-Employee Directors Plan at any time. Shareholder approval is required for amendments to the Non-Employee Directors Plan that would increase the maximum number of shares subject to the Non-Employee Directors Plan, change the designation of the class of persons eligible to receive incentive stock options, or modify the Non-Employee Directors Plan in a manner that requires shareholder approval under applicable law or the rules of The Nasdaq Capital Market. The Non-Employee Directors Plan will terminate on the tenth anniversary of the effective date, unless previously terminated by the Board.
Amendment of Awards
The Compensation Committee may amend the terms of any one or more awards. However, the Compensation Committee may not amend an award that would adversely affect in any material way a participant's rights under the award without the participant's written consent.
Restrictions on Repricing or Reduction of Grants
The Compensation Committee may not authorize any amendment of an outstanding award, and shareholder approval will be required for any amendment of the Non-Employee Directors Plan, that does any of the following: (a) permits the grant of any option with an option price less than the fair market value of the shares on the grant date;

(b) reduces the option price of an outstanding option, either by lowering the option price or by canceling an outstanding option and granting a replacement option with a lower exercise price; (c) permits the grant of any SAR with a grant price that is less than the fair market value of the shares on the grant date; or (d) reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price.
Clawback and Recoupment
The Company may cancel any award or require the participant to reimburse any previously paid compensation provided under the Non-Employee Directors Plan or an award agreement in accordance with the Company's clawback policy.
Federal Income Tax Consequences of Awards
The following is a summary of U.S. federal income tax consequences of awards granted under the Non-Employee Directors Plan, based on current U.S. federal income tax laws. This summary does not constitute legal or tax advice and does not address municipal, state or foreign income tax consequences.
Nonqualified Stock Options
The grant of a nonqualified stock option will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value of the shares on the date of exercise over the exercise price and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon the sale of the shares acquired on exercise will be treated as capital gains or losses.
SARs
The grant of a SAR will not result in taxable income to the participant. The participant will recognize ordinary income at the time of exercise equal to the amount of cash received or the fair market value of the shares received and the Company will be entitled to a corresponding deduction for tax purposes. If the SARs are settled in shares, then when the shares are sold the participant will recognize capital gain or loss on the difference between the sale price and the amount recognized at exercise. Whether it is a long-term or short-term gain or loss depends on whether or not the shares have been held for at least one year from the date of share settlement of the SAR.
Unrestricted Stock and Restricted Stock
If there is a grant of unrestricted stock, the participant will recognize ordinary income on the excess of the fair market value of the shares on the grant date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding tax deduction. Unless a participant makes an election to accelerate the recognition of income to the grant date (as described below), the grant of restricted stock will not result in taxable income to the participant. When the restrictions lapse, the participant will recognize ordinary income on the excess of the fair market value of the shares on the vesting date over the amount paid for the shares, if any, and the Company will be entitled to a corresponding deduction.
If the participant makes an election under Section 83(b) of the Code within thirty days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the shares on the grant date over the amount paid, if any, and the Company will be entitled to a corresponding deduction. Any future appreciation will be taxed at capital gains rates. However, if the shares are later forfeited, the participant will not be able to recover any taxes paid.
RSUs
The grant of an RSU will not result in taxable income to the participant. When the RSU is settled, the participant will recognize ordinary income equal to the fair market value of the shares or the cash provided on settlement and the Company will be entitled to a corresponding deduction. If the award is settled in shares, then upon the subsequent sale of any shares received, any gain or loss since the settlement date will be taxed as capital gain or loss.

Section 409A
Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. Depending on how they are structured, certain equity-based awards may be subject to Section 409A of the Code, while others are exempt. If an award is subject to Section 409A of the Code and a violation occurs, the compensation is includible in income when no longer subject to a substantial risk of forfeiture and the participant may be subject to a 20% penalty tax and, in some cases, interest penalties. The Non-Employee Directors Plan and awards granted under the Non-Employee Directors Plan are intended to be exempt from or conform to the requirements of Section 409A of the Code.
Amounts and Awards of Plan Benefits
Awards under the Non-Employee Directors Plan will be granted in amounts and to individuals as determined by the Compensation Committee in its sole discretion, subject to the Non-Employee Directors Plan’s limit on annual individual awards. Therefore, the benefits or amounts that will be received by non-employee directors under the Non-Employee Directors Plan are not determinable at this time.
Required Vote
An affirmative vote of a majority of the shares entitled to vote and present in person or by proxy at the Annual Meeting will be necessary to approve the Minim, Inc. Non-Employee Directors Compensation Plan. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of voting on this matter.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE MINIM, INC. NON-EMPLOYEE DIRECTORS COMPENSATION PLAN.

PROPOSAL NO. 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
On April 14, 2021, the Audit Committee of our Board of Directors (i) dismissed Marcum LLP as our company’s independent registered public accounting firm and (ii) determined that RSM US LLP would be engaged as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of RSM’s standard client acceptance procedures and execution of an engagement letter.
Marcum LLP’s audit reports on the financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles in its report on our consolidated financial statements as of and for the years ended December 31, 2020 and December 31, 2019.
During the years ended December 31, 2020 and 2019 and up to the date of dismissal of Marcum, there were: (i) no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except as described below.
The Audit Committee appointed RSM US LLP as the Company’s principal accountants and independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2021. Marcum LLP served as Company’s independent registered public accounting firm for the year ended December 31, 2020. It is not anticipated that a representative of Marcum LLP will be present at the meeting.
Although stockholder ratification of the appointment is not required by law, the Company is submitting the appointment of RSM US LLP to the stockholders for ratification as a matter of good corporate practice. If the appointment of RSM US LLP is not ratified by stockholders, the Audit Committee will reconsider whether or not to retain that firm.
Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accounting firms at any time if they determine that such a change would be in the best interest of the Company and its stockholders.
Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year. The Audit Committee may also pre-approve particular services on a case-by-case basis. During our fiscal year ended December 31, 2020, no services were provided to us by Marcum LLP other than in accordance with the pre-approval procedures described herein.
Principal Accountant Fees and Services
The firm of RSM US LLP, who was appointed as our independent registered accounting firm in April 2021, served as our independent registered public accounting firm for fiscal year 2021. Marcum LLP was our independent public accounting firm for fiscal year 2020 (the last year of engagement). The table below shows the aggregate fees that the Company paid or accrued for the audit and other services provided by RSM US LLP and Marcum LLP for the fiscal years ended December 31, 2021 and December 31, 2020, respectively:
FEE CATEGORY	2021 RSM US LLP	2021 Marcum LLP	Total 2021	2020
Audit fees(1)	$281,875	$160,998	$442,873	$267,995
Audit-related fees(2)	72,500	65,920	138,420	22,800
Total fees	$354,375	$226,918	$581,293	$290,795
(1)
Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory filings and engagements. Fiscal 2021 fees billed by Marcum LLP relate to the year end audit of December 31, 2020.

(2)
Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” For 2021, fees are related to registering securities for the Company’s public offering and equity award plans. For 2020, fees are related to registering securities for the Company’s stock option plans and a private placement.

All services rendered by RSM US LLP and Marcum LLP for fiscal years 2021 and 2020, respectively, were permissible under applicable laws and regulations, and were pre-approved by the Audit Committee.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE
APPROVAL OF THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE
COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL NO. 5

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)
Pursuant to Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.
Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return. We seek to closely align the interests of our named executive officers with the interests of our stockholders, and our Compensation Committee reviews, at least annually, named executive officer compensation to ensure such compensation is consistent with our goals. At our 2020 Annual Meeting of Stockholders, approximately 96.6% of the votes cast by our stockholders approved the compensation in the 2020 Proxy Statement of our named executive officers.
Required Vote
This vote is advisory, which means that the vote on executive compensation is not binding on the company, our Board of Directors, or the Compensation Committee of the Board of Directors. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. To the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the Compensation Committee will evaluate whether any actions are necessary to address our stockholders’ concerns.
Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS
DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL NO. 6

SPECIAL STOCKHOLDER MEETINGS
In accordance with SEC rules, we have set forth below a stockholder proposal, along with the supporting statement of the stockholder proponent, for which we and our Board accept no responsibility. The stockholder proposal is required to be voted upon at our Annual Meeting only if properly presented at our Annual Meeting. As explained below, our Board unanimously recommends that you vote “AGAINST” the stockholder proposal.
Scott Klarquist (“Stockholder”), who has indicated he is a beneficial owner of no less than 30,000 shares of the Company’s common stock, has notified the Company of his intention to present the following proposal at the Annual Meeting. The address of, and number of shares held by, the Stockholder will be furnished upon oral or written request made to the Company.
Stockholder Proposal and Statement of Support from Stockholder:
“RESOLVED, Stockholders request that our board to take the steps necessary to amend Minim’s bylaws (and any other appropriate governing company document) to provide that one or more Minim stockholders beneficially holding, in the aggregate, ten percent (10%) or more of our outstanding common stock shall have the power to call a special stockholder meeting pursuant to Article I, Section 2 of our bylaws.
Supporting Statement: Many Fortune 500 companies allow holders of as little as 10% of shares to call a special meeting. Special meetings allow stockholders to vote on vitally important matters, such as electing new directors, which may arise or become necessary or desirable to vote on between annual meetings. Article I, Section 2 of our bylaws currently states: “Special meetings of the stockholders may be called at any time BY THE CHAIRMAN OF THE BOARD OF DIRECTORS OR BY THE BOARD OF DIRECTORS” [emphasis added]. This resolution requests our board to revise this shareholder-unfriendly provision and provide the ability in our bylaws for one or more stockholders beneficially holding at least 10% of the outstanding common stock (in aggregate) to call a special meeting of stockholders. This proposal does NOT impact our board’s or board chairman’s current power to convene a special meeting. When significant stockholders have reason to call a special meeting, the decision of whether to convene such a meeting should not be left to company insiders who may have conflicts of interests. We need to amend the bylaws, however, to rectify this issue at our company. Please vote for improved corporate governance by VOTING IN FAVOR OF Proposal 6 – Special Stockholder Meetings.”
The Company’s Statement in Opposition to Proposal No. 6:
The Board recommends that stockholders vote AGAINST Proposal No. 6, as the Board believes the proposal is unnecessary and not in the best interests of the stockholders. In particular, our Bylaws have been amended to give holders with an aggregate of 25% of our outstanding common stock the power to call a special stockholder meeting.
Stockholders already have a meaningful ability to call a special meeting, and the current ownership threshold strikes the appropriate balance to protect the interests of all stockholders.
Stockholders currently have a meaningful right to call a special meeting. In April 2022, the Board amended and restated our Bylaws to allow stockholders of record, holding at least 25% of our Common Stock, the right to call special meetings of stockholders. The Board believes that a 25% ownership threshold for the right to call special meetings strikes a reasonable and appropriate balance between enhancing stockholder rights and protecting against the risk that a small group of stockholders, including stockholders with special interests, could call special meetings. The Board’s belief was informed by the fact that the concentrated ownership of our Common Stock would permit a small but reasonable number of stockholders to come together to satisfy the 25% ownership requirement.
Special meetings require substantial Company resources and time.
Allowing a small group of stockholders to call special meetings could be detrimental to the interests of a majority of our stockholders and other stakeholders. The Company's current 25% ownership threshold provides a reasonable number of stockholders with a meaningful right to require the Company to hold a special meeting without exposing the Company and its stockholders to unreasonable expense and disruption. These costs can be significant, including the costs of preparing and distributing proxy materials and the diversion of Board and management attention from the oversight and management of our business. Given that special meetings require a considerable investment in resources, they should be limited to circumstances where a meaningful number of stockholders believe a matter is sufficiently urgent or extraordinary that it must be addressed between annual meetings. We believe a 25% threshold strikes the necessary balance between enhancing our stockholders’ ability to act on important matters in between annual meetings and protecting the Company and other stockholders by allowing only a meaningful group of stockholders to exercise this right.
For the foregoing reasons, the Board recommends that stockholders vote AGAINST Proposal 6. As with all proposals, if the proposal is not properly presented by the proponent at the Annual Meeting, it will not be voted upon.
THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE STOCKHOLDER PROPOSAL ENTITLED “SPECIAL STOCKHOLDER MEETINGS.”

CODE OF ETHICS
The Company has adopted a Code of Ethics for Senior Financial Officers that applies to its principal executive officer and its principal financial officer, principal accounting officer and controller, and other persons performing similar functions. The Company’s Code of Ethics for Senior Financial Officers is publicly available on its website at www.minim.com. If Minim makes any amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to Minim’s principal executive officer, principal financial officer, principal accounting officer, controller or other persons performing similar functions, Minim will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver on the Company’s website.
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND
RECOMMENDATIONS FOR DIRECTOR
Stockholder proposals for inclusion in Minim’s proxy materials for Minim’s 2022 Annual Meeting of Stockholders must be received by Minim no later than January 4, 2022. These proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.
Stockholders may make recommendations to the Nominating and Corporate Governance Committee of candidates for its consideration as nominees for director at Minim’s 2022 Annual Meeting of Stockholders by submitting the name, qualifications, experience and background of such person, together with a statement signed by the nominee in which she or he consents to act as such, to the Nominating and Corporate Governance Committee, c/o Minim, Inc., 848 Elm Street, Manchester, New Hampshire, 03101. Notice of such recommendations should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain the specified information and conform to certain requirements set forth in Minim’s Bylaws. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating and Corporate Governance Committee’s charter, a copy of which is publicly available on Minim’s website at www.minim.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Minim’s Common Stock for at least one year. The Nominating and Corporate Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating and Corporate Governance Committee’s charter or in Minim’s Bylaws.
Stockholders may make a business proposal, other than the nomination of for the election of directors by a stockholder, by providing notice that sets forth: (i) as to each matter the stockholder proposes to bring before Minim’s 2022 Annual Meeting of Stockholders: a brief description of the business desired to be brought before such meeting, the text of the proposal, and the reasons for conducting such business at such meeting; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made: the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, the class and series and number of shares of stock of the Company that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, and a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business. Notice of such business proposal should be submitted in writing as early as possible, but in any event not later than 120 days prior to the anniversary date of the immediately preceding annual meeting or special meeting in lieu thereof and must contain the specified information and conform to certain requirements set forth in Minim’s Bylaws.
STOCKHOLDER COMMUNICATIONS
Any stockholder wishing to communicate with any of Minim’s directors regarding Minim may write to the director c/o Investor Relations, Minim, Inc., 848 Elm Street, Manchester, New Hampshire, 03101. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS
The Board of Directors knows of no other business to be presented for consideration at the Annual Meeting other than described in this proxy statement. However, if any other business should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
HOUSEHOLDING
Company stockholders who share an address may receive only one copy of this Proxy Statement and the Annual Report from their bank, broker or other nominee, unless contrary instructions are received. We will deliver promptly a separate copy of this Proxy Statement and Annual Report to any stockholder who resides at a shared address and to which a single copy of the documents was delivered, if the stockholder makes a request by contacting our Corporate Secretary at 848 Elm Street, Manchester, New Hampshire, 03101 or by telephone at (617) 423-1072. If you wish to receive separate copies of this Proxy Statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee.
COPIES OF ANNUAL REPORT ON FORM 10-K FOR 2021
Copies of Minim’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the Securities and Exchange Commission, are provided herewith and available to stockholders without charge upon written request addressed to Minim, Inc., 848 Elm Street, Manchester, New Hampshire, 03101, Attention: Investor Relations.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT.
By order of the Board of Directors,

Graham Chynoweth
Chief Executive Officer
Manchester, New Hampshire

Appendix A
Minim, Inc.
Omnibus Incentive Compensation Plan

i

ii

Article 1. Establishment, Objectives, and Duration
1.1 Establishment of the Plan. Minim, Inc., a Delaware corporation, (the “Company”) hereby adopts the Minim, Inc. Omnibus Incentive Compensation Plan (the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards. This Plan shall become effective as of the date of approval by the Company’s Board of Directors, provided however, that no Restricted Stock or Stock Awards shall be granted prior to stockholder approval of the Plan, and no Awards of any type hereunder shall vest unless and until stockholder approval of the Plan.
1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company and its Subsidiaries through incentives that are consistent with the goals of the Company and its Subsidiaries and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Subsidiaries in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the success of the Company and its Subsidiaries and to allow Participants to share in that success.
1.3 Duration of the Plan. The Plan shall commence on the Effective Date and remain in effect, subject to the right of the Administrator to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.
Article 2. Definitions
Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
“Administrator” means the Compensation Committee of the Board or such other committee of one or more Board members to which the Board allocates administration of the Plan. The Administrator shall be comprised of individuals who shall satisfy the independence or other requirements of any exchange on which Shares are listed and to the extent necessary in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) with respect to transactions related to Awards under the Plan, be comprised entirely of “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act.
“Award” means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, unrestricted Shares, Restricted Stock Units, Performance Shares, Performance Units, or Cash-Based Awards.
“Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cash-Based Awards” are Awards denominated and payable in cash.
“Cause” means that Participant is determined by the Administrator to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company, under circumstances that could normally be expected to result in loss, damage, or injury to the Company, or because Participant has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer or employee of the Company to break any contract or service arrangement with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or while in the service of the Company has engaged in any conduct that constitutes competition with the Company. The preceding notwithstanding, if the Participant has a written employment, severance or similar agreement with the Company that defines the term Cause, then the definition(s) of such term in such agreement shall control for purposes of this Plan. The Administrator may also determine that a Participant’s termination was for Cause retroactively if the Administrator determines after the date of termination that grounds for termination for Cause existed at the time of termination. The determination as to whether a Participant termination was for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.

“Change in Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (4) a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees (the “Incumbent Directors”) cease to constitute a majority of the Board; provided however that if the election or nomination for election by the Company’s stockholders, of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Directors, such new Director shall be considered as an Incumbent Director. However, with respect to a Section 409A Award, the event must also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Company” means Minim, Inc, a Delaware corporation.
“Consultant” means a natural person (other than an Employee or Director) who provides bona fide services to the Company or a Subsidiary, provided the services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities (within the meaning of Rule 701(c)(1) issued under the Securities Act of 1933). However, “Consultant” shall not be so limited if the Administrator specifically determines that the term shall have a wider meaning in connection with a specific grant.
“Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or a Subsidiary shall be considered an Employee for purposes of the Plan.
“Disability” has the meaning given by Code Section 22(e)(3), i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.
“Effective Date” has the meaning given in Section 1.1 hereof.
“Employee” means any employee, including an officer, of the Company or its Subsidiaries.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
“Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if the Shares are not publicly traded, then the fair market value of Shares shall be as determined by the Administrator using a reasonable valuation method that satisfies the requirements of Section 409A. In no event shall the fair market value of any Share be less than its par value (if any).
“Fiscal Year” means the annual period with respect to which the Company reports for Federal income tax purposes.
“Incentive Stock Option” or “ISO” means an “incentive stock option” within the meaning of Code Section 422.
“Insider” means an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 and Rule 13d-3 of the Exchange Act.
“Nonqualified Stock Option” or “NQSO” means an option that is not an Incentive Stock Option.
“Option” means an option granted pursuant to Article 6.
“Option Agreement” means an agreement between the Participant and the Company evidencing the terms of an Option.

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
“Participant” means an Employee, employee-Director or Consultant who has been selected to receive an Award or who has an outstanding Award granted under the Plan.
“Performance Period” means the time period during which the performance goals and/or service requirements with respect to an Award must be met.
“Performance Share” means an Award granted to a Participant the value of which is denominated in Shares and is earned by satisfaction of specified performance goals and such other terms and conditions that the Administrator may specify, as described in Article 9 hereof.
“Performance Unit” means an Award granted to a Participant the value of which is specified by the Administrator and is earned by satisfaction of specified performance goals and such other terms and conditions that the Administrator may specify, as described in Article 9 hereof.
“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is not permitted (e.g., based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Administrator, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act.
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.
“Restricted Stock Units” means an Award granted to a Participant the value of which is denominated in Shares and is earned by satisfaction of specified service requirements and such other terms and conditions that the Administrator may specify, as described in Article 9 hereof.
“Section 409A” means Code Section 409A and the regulations and other guidance issued thereunder.
“Section 409A Award” means an Award that is subject to the requirements of Section 409A.
“Service” means the Participant’s employment or service with the Company or a Subsidiary, whether in the capacity of an Employee, a Director, or a Consultant.
“Shares” means shares of the Company’s common stock, par value $.01 per share.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 hereof.
“Subsidiary” generally means any corporation, partnership, joint venture, or other entity in a chain of organizations all of which have a controlling interest in another organization, beginning with the Company and ending with the Subsidiary, subject to the special rules of Reg. §1.409A-1(b)(5)(iii). For Options or SARs, Subsidiary has the meaning given by the regulations under Section 409A to the term “service recipient stock” such that a grant of an Option or SAR to an employee of a Subsidiary will be a grant related to service recipient stock. For an Option to be an ISO, “Subsidiary” must be limited to a “subsidiary corporation” within the meaning of Code Section 424(f) and the rules thereunder.
“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or (ii) with which the Company merges or otherwise combines.
“Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
“Ten Percent Shareholder” means an Employee who at the time an ISO is granted owns (or is treated as owning) Shares possessing more than ten percent of the total combined voting power of all classes of Shares of the Company or a Subsidiary.

Article 3. Administration
3.1 Power of Administrator. The Plan shall be administered by the Administrator. Except as limited by law (including, with respect to Section 409A Awards, the requirements of Section 409A) or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Administrator shall have full power to:
(a) select Employees, Directors and Consultants who shall be offered the opportunity to participate in the Plan;
(b) determine the sizes and types of Awards;
(c) determine the terms and conditions of Awards in a manner consistent with the Plan;
(d) construe and interpret the Plan and any agreement or instrument entered into under the Plan;
(e) establish, amend, or waive rules and regulations for the Plan’s administration;
(f) accelerate or waive vesting conditions in whole or part, including without limitation upon the death or disability of a Participant, or otherwise amend the terms and conditions of any outstanding Award, consistent with the terms of the Plan; and
(g) make all other determinations that it deems necessary or advisable for the administration of the Plan.
3.2 Delegation. As permitted by law and the terms of the Plan, the Administrator may delegate its authority herein. In particular, the Administrator may by resolution authorize one or more officers of the Company to do one or both of the following with respect to recipients that are not Insiders:
(a) designate officers and employees of the Company of its Subsidiaries to be recipients of rights or Options; and
(b) determine the number of rights or Options to be received by such officers and employees; provided that (i) the resolution shall specify the total number of rights or Options such officer or officers may award and (ii) the officer may not designate himself or herself as a recipient of any such rights or Options.
Any such delegatee(s) shall be considered the Administrator with respect to authority so delegated.
3.3 Decisions Binding. All determinations and decisions made by the Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Administrator shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Subsidiaries, Directors, Employees, Consultants, Participants, and their estates and beneficiaries, unless changed by the Board.
3.4 Liability. No member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.
Article 4. Shares Subject to the Plan, Maximum Awards and Limitations
4.1 Number of Shares Available for Grants. Shares may be authorized, unissued shares or Treasury shares. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall equal three million (3,000,000), which consists of 1,343,079 Shares, plus 1,656,921 Shares that were previously approved by the stockholders of the Company as available for issuance under the Company’s 2019 Stock Option Plan but not awarded prior to the Effective Date of this Plan; no further awards shall be made under the Company’s 2019 Stock Option Plan after the Effective Date of this Plan. If unvested Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan, but the total number of such forfeited Shares that become available may not exceed twice the maximum number set forth in the preceding sentence. The Administrator shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan, subject to the following rules:
(a) Any Shares covered by an Award (or a portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining counting the Shares available for delivery under the Plan.
(b) If any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise, the unissued or retained Shares shall become available for future grant under the Plan (unless the Plan has terminated).

(c) If an Option may be settled by issuing net Shares (i.e., withholding a number of Shares equal to the exercise price), the full number of shares of the Company’s common stock covered by the Option shall be counted (not the net Shares issued).
(d) The full number of shares of the Company’s common stock covered by freestanding SARs shall be counted (not the net Shares issued). Freestanding SARs that may be settled in cash only shall not be counted.
4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1 hereof, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1 hereof, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights.
4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Administrator shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2 hereof), events presented as extraordinary (or similar term on the Company’s audited financial statements, purchase or sale of substantial assets, an unbudgeted material expense incurred by or at the direction of the Board, or a material litigation settlement or judgment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Administrator determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s or any Award’s meeting the requirements of Code Section 409A or an Incentive Stock Option ceasing to meet the requirements of Code Section 422.
4.4 Minimum Service Requirement for Service-Based Awards. Stock-based Awards that vest solely based on service will be subject to a minimum vesting period requiring at least one year of service; provided that the Administrator may adopt shorter vesting periods or provide for accelerated vesting after less than one year: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Administrator determines to be appropriate; (ii) in connection with a Change in Control in which the Award is not continued or assumed (e.g., the Award is not equitably converted or substituted for a substantially similar award of the successor company); (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries in substitution for pre-existing awards; (iv) for new hire inducement awards or off-cycle awards; or (v) to comply with contractual rights in effect on the Effective Date.
Article 5. Eligibility and Participation
5.1 Eligibility. Persons eligible to participate in this Plan include all Employees and Consultants of the Company or a Subsidiary. A Director of the Company or a subsidiary who is not also an Employee of the Company or a Subsidiary at the time of granting an Award shall not be eligible to participate hereunder.
5.2 Actual Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from all eligible Employees, Directors and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award, provided that Incentive Stock Options shall only be awarded to Employees of the Company or a Subsidiary.
Article 6. Stock Options
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as determined by the Administrator.
6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, whether the Option is intended to be an ISO or a NQSO, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of the Plan.

6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Administrator; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant. If an ISO is granted to a Ten Percent Shareholder, the Option Price shall not be less than 110 percent of the Fair Market Value of the Shares on the date of grant.
6.4 Duration of Options. Unless the Option Agreement provides a different expiration date,
(a) each ISO granted to a Ten Percent Shareholder shall expire on the fifth (5th) anniversary in the date the ISO was granted,
(b) each other Option shall expire on the tenth (10th) anniversary of the date the Option was granted, and
(c) each Option shall expire in accordance with Article 14.
6.5 Exercise of Options. Options shall be exercisable at such times and shall be subject to such restrictions and conditions as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist of:
(a) cash (or its equivalent) or check (in United States dollars unless otherwise determined by the Administrator);
(b) by delivery ( or by attestation) of previously acquired whole (not fractional) Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge);
(c) by a net exercise method or by a cashless exercise method, including a broker- assisted cashless exercise, that complies with the Applicable Laws (including without limitation the requirements of Regulation T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes;
(d) subject to any requirements of the Applicable Laws, delivery of Participant’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate;
(e) any combination of the foregoing methods of payment; or
(f) such other consideration and method of payment as determined by the Administrator and to the extent permitted under Applicable Laws.
In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise other than cash or certified check.
6.7 Registration. Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall register, in the Participant’s name, Shares in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).
6.8 Restrictions on Shares. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article as it may deem advisable, including, without limitation, Periods of Restrictions or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.9 Nontransferability of Options.
(a) Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.
(b) Nonqualified Stock Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.
6.10 Special Limitation on Grants of Incentive Stock Options. No ISO shall be granted to an Employee under the Plan or any other ISO plan of the Company to purchase Shares as to which the aggregate Fair Market Value (determined as of the date of grant) of the Shares which first become exercisable by the Employee in any calendar year exceeds $100,000. To the extent an Option initially designated as an ISO exceeds the value limit of this Section or otherwise fails to satisfy the requirements applicable to ISOs, it shall be deemed a NQSO and shall otherwise remain in full force and effect.
6.11 Early Exercise. Option grants may in the Administrator’s discretion include a provision whereby the Participant may elect at any time before his or her service for the Company terminates and after stockholder approval of the Plan to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option, and any Shares acquired upon such exercise shall be subject to the same vesting and other restrictions as applied to the Option.
Article 7. Stock Appreciation Rights
7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs (including SARs) may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of Tandem SARs shall equal the Option Price of the related Option.
7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.
7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by
(b) The number of Shares with respect to which the SAR is exercised.
As provided in the Award Agreement, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.
7.6 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.

Article 8. Restricted Stock and Stock Awards
8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Administrator shall determine.
8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of this Plan.
8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Administrator and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant or such Participant’s legal representative.
8.4 Other Restrictions. The Administrator may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Administrator, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
8.5 Voting Rights. If the Administrator so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.
8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Administrator so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Administrator shall apply any vesting and other restrictions to the dividends that the apply to the Shares of Restricted Stock to which they relate, so that no dividends may be paid on Shares of Restricted Stock that are not earned.
8.7 Stock Award. The Administrator may grant and award Shares to a Participant that are not subject to Periods of Restrictions and which may be subject to such conditions or provisions as the Administrator may deem advisable including, without limitation, a requirement that the Participant pay a stipulated purchase price for each Share.
Article 9. Restricted Stock Units, Performance Units, and Performance Shares
9.1 Grant of Restricted Stock Units, Performance Units, and Performance Shares. Subject to the terms of the Plan, Restricted Stock Units, Performance Shares, and/or Performance Units, representing the conditional right to receive future payment, may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administrator.
9.2 Award Agreement. At the Administrator’s discretion, each grant of Restricted Stock Units, Performance Shares, and Performance Units may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures and/or service requirements, if any, applicable to the Award, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of the Plan.
9.3 Value of Restricted Stock Units, Performance Units, and Performance Shares. Each Performance Unit shall have an initial value that is established by the Administrator at the time of grant. Each Restricted Stock Unit and Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Administrator shall set performance goals and/or service requirements in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Restricted Stock Units, Performance Units, and Performance Shares that will be paid out to the Participant. Generally, a Participant’s right to receive amounts under a Restricted Stock Unit award shall be based on the Participant’s satisfaction of a service requirement and such other terms and conditions that the Administrator may specify. Generally, a Participant’s right to receive amounts under a Performance Unit or Performance Share shall be based on the satisfaction of a performance requirement and such other terms and conditions that the Administrator may specify. The Administrator has full discretionary authority to establish performance goals and/or service requirements, and a performance goal may include a service requirement.
9.4 Earning of Restricted Stock Units, Performance Units, and Performance Shares. As provided in the Award Agreement, after the applicable Performance Period has ended, the holder of Restricted Stock Units, Performance Units, or Performance Shares shall be entitled to receive payout on the number and value of Restricted Stock Units, Performance Units, or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or service requirements have been achieved.
9.5 Form and Timing of Payment of Restricted Stock Units, Performance Units, and Performance Shares. Payment of earned Restricted Stock Units, Performance Units, and Performance Shares shall in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units, Performance Units, and Performance Shares at the close of the applicable Performance Period. Shares so paid may be delivered subject to any restrictions deemed appropriate by the Administrator. No fractional shares will be issued. The determination of the Administrator with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
To the extent provided by the Administrator in an Award Agreement, Participants holding Performance Units, or Performance Shares (but not Restricted Stock Units) may be entitled to receive dividend units with respect to dividends declared with respect to the Shares underlying such Awards; provided that no dividend units may be paid on Performance Units or Performance Shares that are not earned. Such dividends shall be subject to the same accrual, forfeiture, and payout restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.6 hereof, as determined by the Administrator.
9.6 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units, Performance Units, and Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
Article 10. Cash-Based Awards
10.1 Grant of Cash-Based Awards. Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administrator.
10.2 Award Agreement. At the Administrator’s discretion, each grant of Cash-Based Awards may be evidenced by an Award Agreement that shall specify the value, the duration of the Award, the performance measures and/or service requirements, if any, applicable to the Award, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of the Plan.
10.3 Value of Cash-Based Awards. Each Cash-Based Award shall have a value as may be determined by the Administrator. The Administrator may set performance and/or service requirements in its discretion which, depending on the extent to which they are met, will determine the number of Cash-Based Awards that will be paid out to the Participant. The time period during which the performance goals and/or service requirements must be met shall be called a “Performance Period.”
10.4 Earning of Cash-Based Awards. As provided in the Award Agreement, after the applicable Performance Period has ended, the holder of Cash-Based Awards shall be entitled to receive a payout based on the number and value of Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or service requirements have been achieved.
10.5 Form and Timing of Payment of Cash-Based Awards. Payment of earned Cash-Based Awards shall in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Cash-Based Awards at the close of the applicable Performance Period. Shares so paid may be delivered subject to any restrictions deemed appropriate by the Administrator. No fractional shares will be issued. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
10.6 Nontransferability. Cash-Based Awards may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.
Article 11. Termination for Cause
If a Participant’s Service is terminated by the Company for Cause, then all Awards hereunder, vested or unvested, shall terminate and be forfeited automatically upon a determination of Cause, and all Options shall cease to be exercisable.
Article 12. Performance Measures
The Administrator in its discretion may determine the performance measure(s) to be used for purposes of Awards that are to be performance-based in part or whole. Performance measures may be set either at the consolidated level, segment level, division level, group level, or the business unit level. Additionally, performance measures may be measured either annually or cumulatively over a period of years, on an absolute basis or relative to pre-established targets, to a previous year’s results or to a designated comparison group, in each case as specified by the Administrator.
Article 13. Rights of Participants
13.1 Employment. Nothing in the Plan shall confer upon any Participant any right to continue in Service or interfere with or limit in any way the right of the Company to terminate any Participant’s employment or directorship at any time.
13.2 Participation. No Employee, Director or Consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
13.3 Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 9.5 hereof or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.
Article 14. Termination of Service
14.1 Effect of Termination. The effect of the termination of the Participant’s Service for any reason other than Cause shall be determined in accordance with the terms of the Participant’s Award Agreement.
14.2 Leave of Absence. The Administrator shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine: (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (b) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. Notwithstanding the foregoing, (i) with respect to any Section 409A Award, all leaves of absences and determinations of terminations of employment must be construed and interpreted consistent with the requirements of Section 409A and the definition of “separation from service” thereunder and (ii) to the extent any Option is intended to qualify as an ISO, the rules of Code Section 422.
14.3 Termination. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a Subsidiary that ceases to be a Subsidiary). In the case of a Consultant, the meaning of “termination” or “termination of employment” includes the date that the individual ceases to provide significant services to the Company. In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company.
14.4 Different Rules. Notwithstanding the foregoing, the Administrator has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document. However, with respect to any Award subject to Section 409A, any reference to “termination of employment” or similar term shall mean an event that constitutes a “separation from service” within the meaning of Section 409A.

14.5 Forfeiture. An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.
Article 15. Change in Control
In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, the following provisions shall apply:
15.1 Continued or Assumed Awards. If an Award is continued or assumed (e.g., the Award is equitably converted or substituted for a substantially similar award of the successor company), and within twenty-four (24) months following the Change in Control the Company or its successor involuntarily terminates the Employee without Cause or the Employee voluntarily terminates for Good Reason (defined below), then upon such termination:
(a) Any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term;
(b) Any restriction periods and restrictions imposed on Awards that are not performance-based shall lapse and such Awards shall be treated as vested; and
(c) The payout opportunities attainable under all performance-based Awards shall be deemed to have been earned at the “target” level on a pro-rata basis for that portion of the Performance Period(s) completed as of the effective date of such qualifying termination.
All such Awards shall be paid out to Participants within thirty (30) days following such qualifying termination, provided that there shall be no acceleration of the time for payment of any Award subject to Code Section 409A the acceleration of payment of which would result in additional taxes under Section 409A.
“Good Reason” as a reason for a Participant’s termination of employment or service after a Change in Control shall have the meaning assigned such term in the written employment, severance or similar agreement, if any, between such Participant and the Company; provided, however, that if there is no such written agreement in which such term is defined, and unless otherwise defined in the applicable Award Agreement, “Good Reason” shall mean, without the Participant’s prior written consent, (A) a material diminution in a Participant’s authority, duties, or responsibilities, or (B) a material breach by the Company or its successor of its obligations to a Participant under any written employment, severance or similar agreement, (C) a material diminution in the Participant’s base compensation plus incentive compensation opportunity, or (D) the relocation of the Participant’s primary work location to a location more than 50 miles from the Participant’s primary work location immediately prior to the Change in Control. A Participant may not resign for Good Reason without providing the employer written notice of the grounds that the Participant believes constitute Good Reason within 90 days of the initial existence of such grounds and giving the Company or its successor at least 30 days after such notice to cure and remedy the claimed event of Good Reason.
15.2 Awards Not Continued or Assumed. If an Award is not so continued or assumed (e.g., the Award is not equitably converted or substituted for a substantially similar award of the successor company), then
(a) the Plan shall upon the Change in Control terminate and, in connection therewith,
(i) any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term;
(ii) any restriction periods and restrictions imposed on Awards that are not performance-based shall lapse and such Awards shall be treated as vested; and
(iii) the payout opportunities attainable under all performance-based Awards shall be deemed to have been earned at the “target” level on a pro-rata basis for that portion of the Performance Period(s) completed as of the effective date of such qualifying termination.
(b) To effectuate the Plan termination, the Administrator may:
(i) terminate Options or SARs in exchange for a payment in cash, securities, and/or other property equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR exceeds the exercise price with respect to such Shares;

(ii) terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her Options or SARs for a specified period of time (of not less than 10 days) from the date of notification and before the Option or SAR is terminated;
(iii) accelerate to the Change in Control the time for payment of any Award, other than an Award subject to Code Section 409A the acceleration of payment of which would result in additional taxes under Section 409A;
(iv) implement any combination of the foregoing or
(v) implement any other action with respect to settlement of an Award consistent with the foregoing that it deems appropriate.
Article 16. Amendment, Modification, and Termination
16.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.
16.2 Awards Previously Granted. Subject to Article 15, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
16.3 Stockholder Approval Required for Certain Plan Amendments. Stockholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive ISOs under the Plan; or (c) modifies the Plan in a manner that requires stockholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.
16.4 Restriction on Repricing or Amending Awards or Plan to Reduce Option or Grant Price. Notwithstanding any other provision of this Plan, the Administrator may not authorize any amendment of an outstanding Award, and shareholder approval will be required for any amendment of the Plan, that does any of the following: (a) permits the grant of any Option with an Option Price less than the Fair Market Value of the Shares on the date of grant; (b) reduces the Option Price of an outstanding Option, either by lowering the Option Price or by canceling an outstanding Option and granting a replacement Option with a lower exercise price; (c) permits the grant of any SAR with a grant price that is less than the Fair Market Value of the Shares on the date of grant; or (d) reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price.
Article 17. Withholding
The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Article by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge). Any election made under this Article may be disapproved by the Administrator at any time in its sole discretion. If an election is disapproved by the Administrator, the Participant must satisfy his obligations pursuant to this paragraph in cash.
Article 18. Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.
Article 19. Substitute Awards
“Substitute Awards” means Awards granted by the Administrator upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or (ii) with which the Company merges or otherwise combines.

(a) Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of service, as the awards that they replace, as determined by the Administrator in its sole discretion.
(b) The recipient or holder of a Substitute Award shall be an eligible Participant hereunder even if not an Employee or Director with respect to the Company or an Affiliate.
(c) In the case of a Substitute Award, the date of grant may be treated as the effective date of the grant of such Award under the original plan under which the award was authorized.
(d) The per share exercise price of an Option that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of any exchange on which Shares are listed and Section 409A or Section 424 of the Code, as applicable. The per share exercise price of a SAR that is a Substitute Award or an Adjusted Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of any exchange on which the Shares are listed and Section 409A, as applicable.
Article 20. General Provisions
20.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
20.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
20.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
20.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.
20.5 Recoupment or Clawback. Awards under the Plan shall be subject to such Company policies or such applicable statutes, rules, or regulations regarding recoupment or clawback as may be in effect from time-to-time, regardless of whether the Participant is in the service of the Company or an affiliate at the time the events giving rise to the recoupment or clawback occur or are discovered. In particular, and not in limitation of the foregoing, if for any reason the Company’s financial statements must be restated for any part of a performance period to which an award for a Participant relates or is outstanding as a result of material noncompliance with accounting requirements, then such award will be forfeited, and be repaid to the Company, in such amount or to such extent as the Administrator shall determine. As used herein, a recoupment policy includes any policy of the type contemplated by Section 10D of the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company.
20.6 Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.
20.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
20.8 No Additional Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or to limit in any way the right of the Company or any Subsidiary to terminate a Participant's employment or other relationship at any time, with or without Cause.
20.9 Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.
20.10 Governing Law. The Plan and each Award Agreement shall be governed by the internal laws of the state of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
20.11 Participants in Other Countries or Jurisdictions. Without amending the Plan, the Administrator may grant Awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in the Plan, as may, in the judgment of the Administrator, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Subsidiary may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.
20.12 Compliance with Section 409A. It is intended that Awards under the Plan are either exempt from Section 409A or are structured to comply with the requirements of Section 409A. The Plan shall be administered and interpreted in accordance with that intent. By way of example, the following rules shall apply:
(a) Any provision of the Plan that would conflict with the requirements of a Section 409A Award shall not apply to a Section 409A Award.
(b) Any adjustment or modification to a Section 409A Award shall be made in compliance with Section 409A (e.g., any adjustment to an Option or SAR under Section 4.2 hereof shall be made in accordance with the requirements of Section 409A).
(c) For Section 409A Awards, all rights to amend, terminate or modify the Plan or any Award are subject to the requirements and limitations of Section 409A.
(d) For Section 409A Awards, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).
(e) With respect to amounts payable under a Section 409A Award, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction.
While the Company intends for Awards to either be exempt from or in compliance with Section 409A, neither the Company nor the Administrator shall be liable to any person for the tax consequences of any failure to comply with the requirements of Section 409A or any other tax consequences relating to Awards under this Plan.
20.13 Facility of Payment. If any Participant is determined by the Administrator to be incompetent by reason of physical or mental disability to receive a payment hereunder or to exercise an Award, then the Administrator may cause the payment or payments becoming due to such person and/or the exercise of the Award to be made to and/or by such Participant’s legal representative for the benefit of the Participant, upon such proof of representation as the Administrator shall determine; provided, however, the Administrator and the Company shall not be responsible to follow how any payment is applied by such representative.

20.14 Deferrals. Subject to the requirements of Section 409A, the Administrator may in its sole discretion permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, payment of a Stock Award or the satisfaction of any requirements or goals with respect to Restricted Stock Units, Performance Units/Shares and Cash-Based Awards. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals provided that such rules must comply with the requirements of Section 409A.
MINIM, INC.

By:	/s/ Sean Doherty
Title:	Chief Financial Officer
Date:	November 15, 2021
Dated of Adoption by the Board:	November 9, 2021
Date of Stockholder Approval:

Appendix B
Minim, Inc.
Non-Employee Directors Compensation Plan

Article 1. Establishment, Objectives, and Duration
1.1 Establishment of the Plan. Minim, Inc., a Delaware corporation, (the “Company”) hereby adopts the Minim, Inc. Non-Employee Directors Compensation Plan (the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, and Restricted Stock Units. This Plan shall become effective as of the date of approval by the Company’s Board of Directors; provided however, that no Restricted Stock or Stock Awards shall be granted prior to stockholder approval of the Plan, and no Awards of any type hereunder shall vest unless and until stockholder approval of the Plan.
1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company and its Subsidiaries through incentives that are consistent with the goals of the Company and its Subsidiaries and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Subsidiaries in its ability to motivate, attract, and retain the services of Participants who make significant contributions to the success of the Company and its Subsidiaries and to allow Participants to share in that success.
1.3 Duration of the Plan. The Plan shall commence on the Effective Date and remain in effect, subject to the right of the Administrator to amend or terminate the Plan at any time pursuant to Article 15 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Effective Date.
Article 2. Definitions
Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
“Administrator” means the Compensation Committee of the Board or such other committee of one or more Board members to which the Board allocates administration of the Plan. The Administrator shall be comprised of individuals who shall satisfy the independence or other requirements of any exchange on which Shares are listed and to the extent necessary in order to permit officers and directors of the Company to be exempt from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) with respect to transactions related to Awards under the Plan, be comprised entirely of “Non-Employee Directors” within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission under the 1934 Act.
“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, unrestricted Shares, or Restricted Stock Units.
“Award Agreement” means a written or electronic agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award.
“Board” or “Board of Directors” means the Board of Directors of the Company.
“Cause” means that Participant is determined by the Administrator to have committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, or to have deliberately disregarded the rules of the Company, under circumstances that could normally be expected to result in loss, damage, or injury to the Company, or because Participant has made any unauthorized disclosure of any of the secrets or confidential information of the Company, has induced any client or customer or employee of the Company to break any contract or service arrangement with the Company, has induced any principal for whom the Company acts as agent to terminate the agency relationship, or while in the service of the Company has engaged in any conduct that constitutes competition with the Company. The preceding notwithstanding, if the Participant has a written employment, severance or similar agreement with the Company that defines the term Cause, then the definition(s) of such term in such agreement shall control for purposes of this Plan. The Administrator may also determine that a Participant’s termination was for Cause retroactively if the Administrator determines after the date of termination that grounds for termination for Cause existed at the time of termination. The determination as to whether a Participant termination was for Cause shall be made in good faith by the Company and shall be final and binding on the Participant.
“Change in Control” means (1) a sale of all or substantially all of the Company’s assets, or (2) any merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by such shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after such transaction, (3) the direct or indirect acquisition (including by way of a tender or exchange offer) by any person, or persons acting as a group, of beneficial ownership or a right to acquire beneficial ownership of shares representing a majority of the voting power of the then outstanding shares of capital stock of the Company or (4)a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees (the “Incumbent Directors”) cease to constitute a majority of the Board; provided however that if the election or nomination for election by the Company’s stockholders, of any new Director was approved by a vote of at least fifty percent (50%) of the Incumbent Directors, such new Director shall be considered as an Incumbent Director. However, with respect to a Section 409A Award, the event must also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Company” means Minim, Inc, a Delaware corporation.
“Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company or a Subsidiary shall be considered an Employee for purposes of the Plan.
“Disability” has the meaning given by Code Section 22(e)(3), i.e., the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.
“Effective Date” has the meaning given in Section 1.1 hereof.
“Employee” means any employee, including an officer, of the Company or its Subsidiaries.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
“Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share reported by the exchange or other trading system on which Shares are primarily traded or, if the Shares are not publicly traded, then the fair market value of Shares shall be as determined by the Administrator using a reasonable valuation method that satisfies the requirements of Section 409A. In no event shall the fair market value of any Share be less than its par value (if any).
“Fiscal Year” means the annual period with respect to which the Company reports for Federal income tax purposes.
“Incentive Stock Option” means an “incentive stock option” within the meaning of Code Section 422.
“Insider” means an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 and Rule 13d-3 of the Exchange Act.
“Nonqualified Stock Option” or “NQSO” means an option that is not an Incentive Stock Option.
“Option” means an option granted pursuant to Article 6.
“Option Agreement” means an agreement between the Participant and the Company evidencing the terms of an Option.
“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
“Participant” means a nonemployee Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.
“Performance Period” means the time period during which the performance goals and/or service requirements with respect to an Award must be met.

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is not permitted (e.g., based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Administrator, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Restricted Stock Award Agreement, as provided in Article 8 hereof.
“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act, including a “group” as defined in Section 13(d) of the Exchange Act.
“Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.
“Restricted Stock Units” means an Award granted to a Participant the value of which is denominated in Shares and is earned by satisfaction of specified service requirements and such other terms and conditions that the Administrator may specify, as described in Article 9 hereof.
“Section 409A” means Code Section 409A and the regulations and other guidance issued thereunder.
“Section 409A Award” means an Award that is subject to the requirements of Section 409A.
“Service” means the Participant’s employment or service with the Company or a Subsidiary.
“Shares” means shares of the Company’s common stock, par value $.01 per share.
“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as a SAR, pursuant to the terms of Article 7 hereof.
“Subsidiary” generally means any corporation, partnership, joint venture, or other entity in a chain of organizations all of which have a controlling interest in another organization, beginning with the Company and ending with the Subsidiary, subject to the special rules of Reg. §1.409A-1(b)(5)(iii). For Options or SARs, Subsidiary has the meaning given by the regulations under Section 409A to the term “service recipient stock” such that a grant of an Option or SAR to an employee of a Subsidiary will be a grant related to service recipient stock.
“Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or (ii) with which the Company merges or otherwise combines.
“Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article 7 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
Article 3. Administration
3.1 Power of Administrator. The Plan shall be administered by the Administrator. Except as limited by law (including, with respect to Section 409A Awards, the requirements of Section 409A) or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein, the Administrator shall have full power to:
(a) determine the sizes and types of Awards;
(b) determine the terms and conditions of Awards in a manner consistent with the Plan;
(c) construe and interpret the Plan and any agreement or instrument entered into under the Plan;
(d) establish, amend, or waive rules and regulations for the Plan’s administration;
(e) accelerate or waive vesting conditions in whole or part, including without limitation upon the death or disability of a Participant, or otherwise amend the terms and conditions of any outstanding Award, consistent with the terms of the Plan; and
(f) make all other determinations that it deems necessary or advisable for the administration of the Plan.
3.2 Delegation. As permitted by law and the terms of the Plan, the Administrator may delegate its authority herein. Any such delegatee(s) shall be considered the Administrator with respect to authority so delegated.
3.3 Decisions Binding. All determinations and decisions made by the Administrator pursuant to the provisions of the Plan and all related orders and resolutions of the Administrator shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Subsidiaries, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.

3.4 Liability. No member of the Administrator shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.
Article 4. Shares Subject to the Plan, Maximum Awards and Limitations
4.1 Number of Shares Available for Grants. Shares may be authorized, unissued shares or Treasury shares. Subject to adjustment as provided in Section 4.2 hereof, the number of Shares hereby reserved for issuance to Participants under the Plan shall equal one million two hundred fifty thousand (1,250,000) Shares, which consists of 544,258 Shares plus 705,472 Shares that were previously approved by the stockholders of the Company as available for issuance under the Company’s 2019 Directors Stock Option Plan but not awarded prior to the Effective Date of this Plan; no further awards shall be made under the Company’s 2019 Directors Stock Option Plan after the Effective Date of this Plan. If unvested Shares are forfeited or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan, but the total number of such forfeited Shares that become available may not exceed twice the maximum number set forth in the preceding sentence. The Administrator shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan, subject to the following rules:
(a) Any Shares covered by an Award (or a portion of an Award) granted under the Plan which is forfeited or canceled or expires shall be deemed not to have been delivered for purposes of determining counting the Shares available for delivery under the Plan.
(b) If any unissued Shares are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise, the unissued or retained Shares shall become available for future grant under the Plan (unless the Plan has terminated).
(c) If an Option may be settled by issuing net Shares (i.e., withholding a number of Shares equal to the exercise price), the full number of shares of the Company’s common stock covered by the Option shall be counted (not the net Shares issued).
(d) The full number of shares of the Company’s common stock covered by freestanding SARs shall be counted (not the net Shares issued). Freestanding SARs that may be settled in cash only shall not be counted.
4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, such adjustment shall be made in the number and class of Shares that may be delivered under Section 4.1 hereof, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.5 hereof, as may be determined to be appropriate and equitable by the Administrator, in its sole discretion, to prevent dilution or enlargement of rights.
4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Administrator shall make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2 hereof), events presented as extraordinary (or similar term) on the Company’s audited financial statements, purchase or sale of substantial assets, an unbudgeted material expense incurred by or at the direction of the Board, or a material litigation settlement or judgment) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Administrator determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that, unless the Administrator determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan’s or any Award’s meeting the requirements of Code Section 409A.
4.4 Minimum Service Requirement for Service-Based Awards. Stock-based Awards that vest solely based on service will be subject to a minimum vesting period requiring at least one year of service; provided that the Administrator may adopt shorter vesting periods or provide for accelerated vesting after less than one year: (i) in connection with terminations of employment due to death, disability, retirement or other circumstances that the Administrator determines to be appropriate; (ii) in connection with a Change in Control in which the Award is not continued or assumed (e.g., the Award is not equitably converted or substituted for a substantially similar award of the successor company); (iii) for grants made in connection with an acquisition by the Company or its Subsidiaries in substitution for pre-existing awards; (iv) for new hire inducement awards or off-cycle awards; or (v) to comply with contractual rights in effect on the Effective Date.
4.5 Individual Limitations. The following limitations shall apply to the grant of any Award to a Participant in a Fiscal Year:
(a) Full-Share-Based Awards: The maximum aggregate number of Shares that may be granted in any one fiscal year to any one Participant with respect to Awards of Restricted Stock, Stock Awards, or Restricted Stock Units that are determined with respect to the full value of Shares shall be 20,000.
(b) Appreciation-Based Awards: The maximum aggregate grant of Shares in any one fiscal year to any one Participant with respect to Awards of Nonqualified Stock Options or Stock Appreciation rights or Awards that are otherwise determined with respect to appreciation in value of a Share shall be 30,000.
Article 5. Eligibility and Participation
5.1 Eligibility. Persons eligible to participate in this Plan include only a Directors who are not Employees of the Company or a Subsidiary at the time of grant of an Award.
5.2 Actual Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from all eligible Directors those to whom Awards shall be granted and shall determine the nature and amount of each Award.
Article 6. Stock Options
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time, as determined by the Administrator. All Options granted under the Plan shall be Nonqualified Stock Options.
6.2 Option Agreement. Each Option grant shall be evidenced by an Option Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the terms of the Plan.
6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Administrator; provided, however, the per-share exercise price shall not be less than the Fair Market Value of the Shares on the date of grant.
6.4 Duration of Options. Unless the Option Agreement provides a different expiration date,
(a) each Option shall expire on the tenth (10th) anniversary of the date the Option was granted, and
(b) each Option shall expire in accordance with Article 14.
6.5 Exercise of Options. Options shall be exercisable at such times and shall be subject to such restrictions and conditions as the Administrator shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6 Payment. Options shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company or its designated agent, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment of the Option Price for the Shares. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator and may consist of:
(a) cash (or its equivalent) or check (in United States dollars unless otherwise determined by the Administrator);
(b) by delivery ( or by attestation) of previously acquired whole (not fractional) Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that in the case of Shares acquired, directly or indirectly, from the Company, such Shares must have been owned by the Participant for more than six months on the date of surrender (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge);
(c) by a net exercise method or by a cashless exercise method, including a broker- assisted cashless exercise, that complies with the Applicable Laws (including without limitation the requirements of Regulation

T and other applicable regulations promulgated by the Federal Reserve Board) and that ensures prompt delivery to the Company of the amount required to pay the exercise price and any applicable withholding taxes;
(d) subject to any requirements of the Applicable Laws, delivery of Participant’s promissory note having such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate;
(e) any combination of the foregoing methods of payment; or
(f) such other consideration and method of payment as determined by the Administrator and to the extent permitted under Applicable Laws.
In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may, in its sole discretion, refuse to accept a particular form of consideration at the time of any Option exercise other than cash or certified check.
6.7 Registration. Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall register, in the Participant’s name, Shares in an appropriate amount based upon the number of Shares purchased pursuant to the Option(s).
6.8 Restrictions on Shares. The Administrator may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article as it may deem advisable, including, without limitation, Periods of Restrictions or restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.9 Nontransferability of Options. Except as otherwise provided in the applicable Award Agreement, no NQSO may be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in the applicable Award Agreement, all NQSOs granted to a Participant shall be exercisable during such Participant’s lifetime only by such Participant.
6.10 Early Exercise. Option grants may in the Administrator’s discretion include a provision whereby the Participant may elect at any time before his or her service for the Company terminates and after stockholder approval of the Plan to exercise the Option as to any part or all of the Shares subject to the Option prior to the full vesting of the Option, and any Shares acquired upon such exercise shall be subject to the same vesting and other restrictions as applied to the Option.
Article 7. Stock Appreciation Rights
7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs (including SARs) may be granted to Participants at any time and from time to time as shall be determined by the Committee. Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. The grant price of a SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR, and the grant price of Tandem SARs shall equal the Option Price of the related Option.
7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3 Term of SARs. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.
7.4 Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.5 Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a) The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by
(b) The number of Shares with respect to which the SAR is exercised.

As provided in the Award Agreement, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. Any Shares delivered in payment shall be deemed to have a value equal to the Fair Market Value on the date of exercise of the SAR.
7.6 Nontransferability of SARs. No SAR granted under the Plan may be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during such Participant’s lifetime only by such Participant.
Article 8. Restricted Stock and Stock Awards
8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Administrator shall determine.
8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of this Plan.
8.3 Transferability. Except as provided in the Award Agreement, the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, encumbered, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Administrator and specified in the Restricted Stock Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Administrator in its sole discretion and set forth in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during such Participant’s lifetime and prior to the end of the Period of Restriction only to such Participant or such Participant’s legal representative.
8.4 Other Restrictions. The Administrator may impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Administrator, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
8.5 Voting Rights. If the Administrator so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.
8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder (whether or not the Company holds the certificate(s) representing such Shares) may, if the Administrator so determines, be credited with dividends paid with respect to the underlying Shares while they are so held. The Administrator shall apply any vesting and other restrictions to the dividends that the apply to the Shares of Restricted Stock to which they relate, so that no dividends may be paid on Shares of Restricted Stock that are not earned.
8.7 Stock Award. The Administrator may grant and award Shares to a Participant that are not subject to Periods of Restrictions and which may be subject to such conditions or provisions as the Administrator may deem advisable including, without limitation, a requirement that the Participant pay a stipulated purchase price for each Share.

Article 9. Restricted Stock Units
9.1 Grant of Restricted Stock Units, Performance Units, and Performance Shares. Subject to the terms of the Plan, Restricted Stock Units representing the conditional right to receive future payment, may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Administrator.
9.2 Award Agreement. At the Administrator’s discretion, each grant of Restricted Stock Units may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance measures and/or service requirements, if any, applicable to the Award, and such other provisions as the Administrator shall determine which are not inconsistent with the terms of the Plan.
9.3 Value of Restricted Stock Units. Each Restricted Stock Unit shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Administrator shall set in its discretion the conditions which, depending on the extent to which they are met, will determine the number and/or value of Restricted Stock Units that will be paid out to the Participant. Generally, a Participant’s right to receive amounts under a Restricted Stock Unit award shall be based on the Participant’s satisfaction of a service requirement and such other terms and conditions that the Administrator may specify.
9.4 Earning of Restricted Stock Units. As provided in the Award Agreement, after the applicable Performance Period has ended, the holder of Restricted Stock Units shall be entitled to receive payout on the number and value of Restricted Stock Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding requirements have been achieved.
9.5 Form and Timing of Payment of Restricted Stock Units; No Dividend Equivalent. Payment of earned Restricted Stock Units shall in the form of Shares that have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units at the close of the applicable Performance Period. Shares so paid may be delivered subject to any restrictions deemed appropriate by the Administrator. Cash will be issued in for any fractional shares. Participants holding Restricted Stock Units) shall not be entitled to receive dividend units with respect to dividends declared with respect to the Shares underlying such Awards.
9.6 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
Article 10. Termination for Cause
If a Participant’s Service is terminated by the Company for Cause, then all Awards hereunder, vested or unvested, shall terminate and be forfeited automatically upon a determination of Cause, and all Options shall cease to be exercisable.
Article 11. Rights of Participants
11.1 Employment. Nothing in the Plan shall confer upon any Participant any right to continue in Service or interfere with or limit in any way the right of the Company to terminate any Participant’s directorship at any time.
11.2 Participation. No Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
11.3 Rights as a Stockholder. Except as provided in Sections 8.5 and 8.6 hereof or in applicable Award Agreement consistent with such Sections, a Participant shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Participant becomes the record holder of such Shares, or the Period of Restriction has expired, as applicable.
Article 12. Termination of Service
12.1 Effect of Termination. The effect of the termination of the Participant’s Service for any reason other than Cause shall be determined in accordance with the terms of the Participant’s Award Agreement.
12.2 Leave of Absence. The Administrator shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Administrator shall be entitled to determine: (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (b) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. Notwithstanding the foregoing, with respect to any Section 409A Award, all leaves of absences and determinations of terminations of employment must be construed and interpreted consistent with the requirements of Section 409A and the definition of “separation from service” thereunder.
12.3 Termination. For purposes of this Article, a “termination” includes an event which causes a Participant to lose his eligibility to participate in the Plan (e.g., an individual is employed by a Subsidiary that ceases to be a Subsidiary). In the case of a nonemployee director, the meaning of “termination” includes the date that the individual ceases to be a director of the Company.
12.4 Different Rules. Notwithstanding the foregoing, the Administrator has the authority to prescribe different rules that apply upon the termination of employment of a particular Participant, which shall be memorialized in the Participant’s original or amended Award Agreement or similar document. However, with respect to any Award subject to Section 409A, any reference to “termination of employment” or similar term shall mean an event that constitutes a “separation from service” within the meaning of Section 409A.
12.5 Forfeiture. An Award that remains unexercised after the latest date it could have been exercised under any of the foregoing provisions or under the terms of the Award shall be forfeited.
Article 13. Change in Control
In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchange or trading system, the following provisions shall apply:
13.1 Continued or Assumed Awards. If an Award is continued or assumed (e.g., the Award is equitably converted or substituted for a substantially similar award of the successor company), then upon the Change in Control:
(a) Any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term; and
(b) Any restriction periods and service restrictions imposed on Awards shall lapse and such Awards shall be treated as vested.
13.2 Awards Not Continued or Assumed. If an Award is not so continued or assumed (e.g., the Award is not equitably converted or substituted for a substantially similar award of the successor company), then
(a) the Plan shall upon the Change in Control terminate and, in connection therewith,
(i) any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term; and
(ii) any restriction periods and service restrictions imposed on Awards shall lapse and such Awards shall be treated as vested.
(b) To effectuate the Plan termination, the Administrator may:
(i) terminate Options or SARs in exchange for a payment in cash, securities, and/or other property equal to the amount by which the Fair Market Value of the Shares subject to such Option or SAR to the extent the Option or SAR exceeds the exercise price with respect to such Shares;
(ii) terminate Options or SARs provided that each Participant is first notified of and given the opportunity to exercise his/her Options or SARs for a specified period of time (of not less than 10 days) from the date of notification and before the Option or SAR is terminated;
(iii) accelerate to the Change in Control the time for payment of any Award, other than an Award subject to Code Section 409A the acceleration of payment of which would result in additional taxes under Section 409A;
(iv) implement any combination of the foregoing or

(v) implement any other action with respect to settlement of an Award consistent with the foregoing that it deems appropriate.
Article 14. Amendment, Modification, and Termination
14.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.
14.2 Awards Previously Granted. Subject to Article 15, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.
14.3 Stockholder Approval Required for Certain Plan Amendments. Stockholder approval will be required for any amendment of the Plan that does any of the following: (a) increases the maximum number of Shares subject to the Plan; (b) changes the designation of the class of persons eligible to receive Awards under the Plan; or (c) modifies the Plan in a manner that requires stockholder approval under applicable law or the rules of a stock exchange or trading system on which Shares are traded.
14.4 Restriction on Repricing or Amending Awards or Plan to Reduce Option or Grant Price. Notwithstanding any other provision of this Plan, the Administrator may not authorize any amendment of an outstanding Award, and shareholder approval will be required for any amendment of the Plan, that does any of the following: (a) permits the grant of any Option with an Option Price less than the Fair Market Value of the Shares on the date of grant; (b) reduces the Option Price of an outstanding Option, either by lowering the Option Price or by canceling an outstanding Option and granting a replacement Option with a lower exercise price; (c) permits the grant of any SAR with a grant price that is less than the Fair Market Value of the Shares on the date of grant; or (d) reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price.
Article 15. Withholding
The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any applicable taxes (including social security or social charges), domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan. The Participant may satisfy, totally or in part, such Participant’s obligations pursuant to this Article by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares that have been held for at least six (6) months (or such other period as may be required for securities law purposes or to avoid the Company’s incurring an adverse accounting charge). Any election made under this Article may be disapproved by the Administrator at any time in its sole discretion. If an election is disapproved by the Administrator, the Participant must satisfy his obligations pursuant to this paragraph in cash.
Article 16. Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, through merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.
Article 17. Substitute Awards
“Substitute Awards” means Awards granted by the Administrator upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or (ii) with which the Company merges or otherwise combines.
(a) Notwithstanding any terms or conditions of the Plan to the contrary, Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of service, as the awards that they replace, as determined by the Administrator in its sole discretion.
(b) The recipient or holder of a Substitute Award shall be an eligible Participant hereunder even if not an Employee or Director with respect to the Company or an Affiliate.

(c) In the case of a Substitute Award, the date of grant may be treated as the effective date of the grant of such Award under the original plan under which the award was authorized.
(d) The per share exercise price of an Option that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of any exchange on which Shares are listed and Section 409A or Section 424 of the Code, as applicable. The per share exercise price of a SAR that is a Substitute Award or an Adjusted Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of any exchange on which the Shares are listed and Section 409A, as applicable.
Article 18. General Provisions
18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
18.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
18.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
18.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.
18.5 Recoupment or Clawback. Awards under the Plan shall be subject to such Company policies or such applicable statutes, rules, or regulations regarding recoupment or clawback as may be in effect from time-to-time, regardless of whether the Participant is in the service of the Company or an affiliate at the time the events giving rise to the recoupment or clawback occur or are discovered. In particular, and not in limitation of the foregoing, if for any reason the Company’s financial statements must be restated for any part of a performance period to which an award for a Participant relates or is outstanding as a result of material noncompliance with accounting requirements, then such award will be forfeited, and be repaid to the Company, in such amount or to such extent as the Administrator shall determine. As used herein, a recoupment policy includes any policy of the type contemplated by Section 10D of the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission adopted pursuant thereto, or any related rules or listing standards of any national securities exchange or national securities association applicable to the Company.
18.6 Listing. The Company may use reasonable endeavors to register Shares issued pursuant to Awards with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any state or foreign securities laws, stock exchange, or trading system.
18.7 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
18.8 No Additional Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan. Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Subsidiary or to limit in any way the right of the Company or any Subsidiary to terminate a Participant's employment or other relationship at any time, with or without Cause.
18.9 Noncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or trading system.

18.10 Governing Law. The Plan and each Award Agreement shall be governed by the internal laws of the state of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts whose jurisdiction covers Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
18.11 Compliance with Section 409A. It is intended that Awards under the Plan are either exempt from Section 409A or are structured to comply with the requirements of Section 409A. The Plan shall be administered and interpreted in accordance with that intent. By way of example, the following rules shall apply:
(a) Any provision of the Plan that would conflict with the requirements of a Section 409A Award shall not apply to a Section 409A Award.
(b) Any adjustment or modification to a Section 409A Award shall be made in compliance with Section 409A (e.g., any adjustment to an Option or SAR under Section 4.2 hereof shall be made in accordance with the requirements of Section 409A).
(c) For Section 409A Awards, all rights to amend, terminate or modify the Plan or any Award are subject to the requirements and limitations of Section 409A.
(d) For Section 409A Awards, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).
(e) With respect to amounts payable under a Section 409A Award, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six-month period absent the restriction.
While the Company intends for Awards to either be exempt from or in compliance with Section 409A, neither the Company nor the Administrator shall be liable to any person for the tax consequences of any failure to comply with the requirements of Section 409A or any other tax consequences relating to Awards under this Plan.
18.12 Facility of Payment. If any Participant is determined by the Administrator to be incompetent by reason of physical or mental disability to receive a payment hereunder or to exercise an Award, then the Administrator may cause the payment or payments becoming due to such person and/or the exercise of the Award to be made to and/or by such Participant’s legal representative for the benefit of the Participant, upon such proof of representation as the Administrator shall determine; provided, however, the Administrator and the Company shall not be responsible to follow how any payment is applied by such representative.

18.13 Deferrals. Subject to the requirements of Section 409A, the Administrator may in its sole discretion permit or require a Participant to defer such Participant’s receipt of the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock or payment of a Stock Award. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals provided that such rules must comply with the requirements of Section 409A.
MINIM, INC.

By:	/s/ Sean Doherty
Title:	Chief Financial Officer
Date:	November 15, 2021
Dated of Adoption by the Board:	November 9, 2021
Date of Stockholder Approval:

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MINIM, INC.
848 ELM STREET
MANCHESTER, NH 03101

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 6/7/2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting Go to **www.virtualshareholdermeeting.com/MINM2022**
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The Board of Directors recommends you vote FOR all the nominees listed

1. Election of Directors

Nominees	For	Against	Abstain
1a. David Aronoff	☐	☐	☐
1b. Dan Artusi	☐	☐	☐
1c. Graham Chynoweth	☐	☐	☐
1d. Philip Frank	☐	☐	☐
1e. Elizabeth Hitchcock	☐	☐	☐
1f. Jeremy Hitchcock	☐	☐	☐
1g. Joshua Horowitz	☐	☐	☐
1h. Sandra Howe	☐	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, 4 and 5.

The Board of Directors recommends you vote AGAINST Proposal 6.

	For	Against	Abstain
6. Shareholder proposal regarding right to call special meetings.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000568170_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com

MINIM, INC.
Annual Meeting of Shareholders
June 8, 2022 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned shareholder of Minim, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of the Annual Meeting of Shareholders and Proxy Statement for such Annual Meeting of Shareholders and hereby appoints Jeremy Hitchcock and Graham Chynoweth, and each of them acting singly, with full power of substitution and resubstitution, attorneys and proxies to represent the undersigned at the Annual Meeting of Shareholders of the Company to be held virtually via the internet at www.virtualshareholdermeeting.com/MINM2022 on June 8, 2022 at 10:00 AM, Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED FOR ANY PARTICULAR PROPOSAL, IT WILL BE VOTED, AS APPLICABLE, "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, "FOR" PROPOSAL 3, "FOR" PROPOSAL 4, "FOR" PROPOSAL 5 AND "AGAINST" PROPOSAL 6.

0000568170_2 R1.0.0.24

Continued and to be signed on reverse side